File Nos. 33-38741
                                                                        811-6273
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 [X]

      Pre-Effective Amendment No.                                       [ ]


      Post-Effective Amendment No. 14                                   [X]


                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         [X]


      Amendment No. 14                                                  [X]


                        (Check appropriate box or boxes.)

                Dreyfus Massachusetts Municipal Money Market Fund
               (Exact Name of Registrant as Specified in Charter)

           c/o The Dreyfus Corporation
           200 Park Avenue, New York, New York      10166
           (Address of Principal Executive Offices) (Zip Code)

      Registrant's Telephone Number, including Area Code: (212) 922-6000

                              Mark N. Jacobs, Esq.
                                 200 Park Avenue
                            New York, New York 10166
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

           immediately upon filing pursuant to paragraph (b)
      ----

       X   on June 1, 2003 pursuant to paragraph (b)
      ----

           60 days after filing pursuant to paragraph (a)(i)
      ----
           on___(date) pursuant to paragraph (a)(i)
      ----
           75 days after filing pursuant to paragraph (a)(ii)
      ----
           on     (date)      pursuant to paragraph (a)(ii) of Rule 485
      ----

If appropriate, check the following box:

           this post-effective amendment designates a new effective date for a previously filed post-effective amendment.




DREYFUS MASSACHUSETTS
MUNICIPAL MONEY MARKET
FUND

Seeks current income exempt from federal and Massachusetts state income taxes, and liquidity by investing in short-term, high quality municipal obligations


PROSPECTUS June 1, 2003


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                                          CONTENTS

                                          THE FUND
                      --------------------------------

What every investor                      1 Goal/Approach
should know
about the fund                           2 Main Risks

                                        3 Past Performance

                                        4 Expenses

                                        5 Management

                                        6 Financial Highlights

                                          YOUR INVESTMENT
                      ------------------------------------------

Information                             7 Account Policies
for managing your
fund account                           10 Distributions and Taxes

                                       11 Services for Fund Investors

                                       12 Instructions for Regular Accounts

                                          FOR MORE INFORMATION
                      -------------------------------------------------

Where to learn more                       Back Cover
about this and
other Dreyfus funds


Dreyfus Massachusetts Municipal
Money Market Fund
----------------------
Ticker Symbol: DMAXX

THE FUND

GOAL/APPROACH


The fund seeks as high a level of current income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital and the maintenance of liquidity. As a money market fund, the fund is subject to strict federal requirements and must maintain an average dollar-weighted portfolio maturity of 90 days or less, and buy individual securities that have remaining maturities of 13 months or less.

To pursue this goal, the fund normally invests substantially all of its assets in short-term, high quality municipal obligations that provide income exempt from federal and Massachusetts state income taxes. The fund also may invest in high quality, short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations. When the fund manager believes that acceptable Massachusetts municipal obligations are unavailable for investment, the fund may invest temporarily in municipal obligations that pay income subject to Massachusetts state income tax, but not federal income tax.

Although the fund's objective is to generate income exempt from federal and Massachusetts state income taxes, interest from some of its holdings may be subject to the federal alternative minimum tax. In addition, the fund occasionally may invest temporarily in taxable obligations and municipal obligations that pay income exempt only from federal personal income tax.


MORE INFORMATION ON THE FUND CAN BE FOUND IN THE CURRENT ANNUAL/SEMIANNUAL REPORT (SEE BACK COVER).

Concepts to understand


MUNICIPAL OBLIGATIONS: debt securities that provide income free from federal income tax, and state income taxes if the investor lives in the issuing state. Municipal obligations are typically of two types:

* GENERAL OBLIGATION BONDS, which are secured by the full faith and credit of the issuer and its taxing power

* REVENUE BONDS, which are payable from the revenues derived from a specific revenue source, such as charges for water and sewer service or highway tolls


                                                                The Fund 1


MAIN RISKS

The fund's yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.


An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.


While the fund has maintained a constant share price since inception, and will continue to try to do so, the following factors could reduce the fund's income level and/or share price:

* interest rates could rise sharply, causing the value of the fund's investments and its share price to drop


*    interest rates could drop, thereby reducing the fund's yield

* Massachusetts's economy and revenues underlying its municipal obligations may decline

* the fund's portfolio securities may be more sensitive to risks that are specific to investing primarily in a single state


* any of the fund's holdings could have its credit rating downgraded or could default


Derivative securities, such as structured notes, can be volatile, and the possibility of default by the financial institution or counterparty may be greater for these securities than for other types of money market instruments. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, thus, an active trading market for such instruments may not exist.

The fund is non-diversified, which means that a relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, its performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.


Concepts to understand


CREDIT RATING: a measure of the issuer's expected ability to make all required interest and principal payments in a timely manner. An issuer with the highest credit rating has a very strong degree of certainty (or safety) with respect to making all payments. An issuer with the second-highest credit rating still has a strong capacity to make all payments, although the degree of safety is somewhat less.

Generally, the fund is required to invest its assets in securities with the highest or second-highest credit rating or the unrated equivalent as determined by Dreyfus.


2


PAST PERFORMANCE


The bar chart and table shown illustrate the risks of investing in the fund. The bar chart shows the changes in the fund's performance from year to year. The table shows the fund's average annual total returns over time. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

Year-by-year total returns AS OF 12/31 EACH YEAR (%)


2.14    2.60    3.35    2.87    3.00    2.82    2.60    3.52    2.34    0.92
93      94      95      96      97      98      99      00      01      02


BEST QUARTER:                    Q3 '00                         +0.91%

WORST QUARTER:                   Q3 '02                         +0.21%

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 3/31/03 WAS 0.14%.
--------------------------------------------------------------------------------

Average annual total returns AS OF 12/31/02

1 Year                            5 Years                        10 Years
--------------------------------------------------------------------------------

0.92%                              2.44%                           2.61%

For the fund's current 7-day yield, please call toll-free:

1-800-645-6561.


What this fund is -- and isn't

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

                                                                The Fund 3


EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Annual fund operating expenses are paid out of fund assets, so their effect is included in the share price. The fund has no sales charge (load) or Rule 12b-1 distribution fees.
--------------------------------------------------------------------------------


Fee table

ANNUAL FUND OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Management fees                                                         0.50%

Shareholder services fee                                                0.03%

Other expenses                                                          0.07%
--------------------------------------------------------------------------------

TOTAL                                                                   0.60%
--------------------------------------------------------------------------------

Expense example

1 Year                                      3 Years                               5 Years                             10 Years
------------------------------------------------------------------------------------------------------------------------------------

$61                                          $192                                  $335                                 $750

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.


Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the fund's portfolio and assisting in all aspects of the fund's operations.

SHAREHOLDER SERVICES FEE: a fee of up to 0.25% used to reimburse the fund's distributor for shareholder account service and maintenance.

OTHER EXPENSES: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees.

4


MANAGEMENT


The investment adviser for the fund is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $171 billion in over 200 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of 0.50% of the fund's average daily net assets. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $2.9 trillion of assets under management, administration or custody, including approximately $566 billion under management. Mellon provides financial services for institutions, corporations and individuals, offering institutional asset management, mutual funds, private wealth management, asset servicing, human resources services and treasury services. Mellon is headquartered in Pittsburgh, Pennsylvania.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.


The fund, Dreyfus and Dreyfus Service Corporation (the fund's distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.

                                                                The Fund 5


FINANCIAL HIGHLIGHTS

This table describes the fund's performance for the fiscal periods indicated.
"Total return" shows how much your investment in the fund would have increased
(or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young
LLP, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.


                                                                                               YEAR ENDED JANUARY 31,

                                                                                 2003       2002       2001      2000       1999
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($):

 Net asset value, beginning of period                                            1.00       1.00      1.00       1.00       1.00

 Investment operations:  Investment income -- net                                .009       .022      .034       .026       .028

 Distributions:          Dividends from investment income -- net               (.009)     (.022)    (.034)     (.026)     (.028)

 Net asset value, end of period                                                  1.00       1.00      1.00       1.00       1.00

 Total Return (%)                                                                 .88       2.20      3.50       2.64       2.79
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

 Ratio of expenses to average net assets                                          .60        .58       .59        .63        .64

 Ratio of net investment income to average net assets                             .88       2.15      3.44       2.60       2.75
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                        223,456    276,985   257,911    200,748    205,284


6


Your Investment

ACCOUNT POLICIES

Buying shares

You pay no sales charges to invest in this fund. Your price for fund shares is the fund's net asset value per share (NAV), which is generally calculated as of 12:00 noon Eastern time on days the New York Stock Exchange is open for regular business. Your order will be priced at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. The fund's portfolio securities are valued at amortized cost, which does not take into account unrealized gains or losses. As a result, portfolio securities are valued at their acquisition cost, adjusted for discounts or premiums reflected in their purchase price. This method of valuation is designed to enable the fund to price its shares at $1.00 per share. Because the fund seeks tax-exempt income, it is not recommended for purchase in IRAs or other qualified retirement plans.


Concepts to understand

NET ASSET VALUE (NAV): a mutual fund's share price on a given day. A fund's NAV is calculated by dividing the value of its net assets by the number of existing shares.

When calculating its NAV, the fund's investments generally are valued by an independent pricing service approved by the fund's board. The pricing service's procedures are reviewed under the general supervision of the board.



Minimum investments

                               Initial                Additional
--------------------------------------------------------------------------------

REGULAR ACCOUNTS               $2,500                 $100
                                                      $500 FOR DREYFUS
                                                      TELETRANSFER INVESTMENTS

DREYFUS AUTOMATIC              $100                   $100
INVESTMENT PLANS

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.

Third-party investments

If you invest through a third party (rather than directly with Dreyfus), the policies and fees may be different than those described herein. Banks, brokers, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial institution if in doubt.


                                                        Your Investment 7


ACCOUNT POLICIES (CONTINUED)

Selling shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

Before selling or writing a check against shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

* if you send a written request to sell such shares, the fund may delay selling the shares for up to eight business days following the purchase of those shares


* the fund will not honor redemption checks, or process wire, telephone, online or Dreyfus TeleTransfer redemption requests, for up to eight business days following the purchase of those shares


Limitations on selling shares by phone or online through Dreyfus.com

Proceeds                    Minimum                   Maximum
sent by                     phone/online              phone/online
--------------------------------------------------------------------------------

CHECK*                      NO MINIMUM                $250,000 PER DAY

WIRE                        $1,000                    $500,000 FOR JOINT
                                                      ACCOUNTS EVERY 30 DAYS/
                                                      $20,000 PER DAY

DREYFUS                     $500                      $500,000 FOR JOINT
TELETRANSFER                                          ACCOUNTS EVERY 30 DAYS/
                                                      $20,000 PER DAY

* NOT AVAILABLE ONLINE ON ACCOUNTS WHOSE ADDRESS HAS BEEN CHANGED WITHIN THE LAST 30 DAYS.




Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

* amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

*    requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be  signature guaranteed.

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

8


General policies


Unless you decline teleservice privileges on your application, the fund's transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund's transfer agent takes reasonable measures to confirm that instructions are genuine.


The fund reserves the right to:

*    refuse any purchase or exchange request

* change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions

*    change its minimum investment amounts

* delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

The fund also reserves the right to make a "redemption in kind" -- payment in portfolio securities rather than cash -- if the amount you are redeeming is large enough to affect fund operations (for example, if it represents more than 1% of the fund's assets).


The fund also may process purchase and sale orders and calculate its NAV on days the fund's primary trading markets are open and the fund's management determines to do so.


Small account policies

To offset the relatively higher costs of servicing smaller accounts, the fund charges regular accounts with balances below $2,000 an annual fee of $12. The fee will be imposed during the fourth quarter of each calendar year.

The fee will be waived for: any investor whose aggregate Dreyfus mutual fund investments total at least $25,000; accounts participating in automatic investment programs; and accounts opened through a financial institution.

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 30 days, the fund may close your account and send you the proceeds.

                                                        Your Investment 9


DISTRIBUTIONS AND TAXES

The fund usually pays its shareholders dividends from its net investment income once a month, and distributes any net securities gains it has realized once a year. Your distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

The fund anticipates that virtually all of its dividends will be exempt from federal and Massachusetts state income taxes. However, any dividends and distributions from taxable investments and any capital gain distributions are taxable as ordinary income or capital gain, respectively. The tax status of any distribution is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

The tax status of your dividends and distributions will be detailed in your annual tax statement from the fund.


Because everyone's tax situation is unique, always consult your tax professional about federal, state and local personal tax consequences.


Concepts to understand

DIVIDENDS AND DISTRIBUTIONS: income or interest paid by the fund's portfolio investments and passed on to fund shareholders, net of expenses. These are calculated on a per-share basis: each share earns the same rate of return, so the more fund shares you own, the higher your distribution.

10


SERVICES FOR FUND INVESTORS

Automatic services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application or by calling 1-800-645-6561.
--------------------------------------------------------------------------------

For investing

DREYFUS AUTOMATIC                 For making automatic investments
ASSET BUILDER((reg.tm))           from a designated bank account.

DREYFUS PAYROLL                   For making automatic investments
SAVINGS PLAN                      through a payroll deduction.

DREYFUS GOVERNMENT                For making automatic investments
DIRECT DEPOSIT                    from your federal employment,
PRIVILEGE                         Social Security or other regular
                                  federal government check.

DREYFUS DIVIDEND                  For automatically reinvesting the
SWEEP                             dividends and distributions from
                                  one Dreyfus fund into another
                                  (not available for IRAs).
--------------------------------------------------------------------------------

For exchanging shares

DREYFUS AUTO-                     For making regular exchanges
EXCHANGE PRIVILEGE                from one Dreyfus fund into
                                  another.
--------------------------------------------------------------------------------

For selling shares

DREYFUS AUTOMATIC                 For making regular withdrawals
WITHDRAWAL PLAN                   from most Dreyfus funds.



Dreyfus Financial Centers

Through a nationwide network of Dreyfus Financial Centers, Dreyfus offers a full array of investment services and products. This includes information on mutual funds, brokerage services, tax-advantaged products and retirement planning.

Experienced financial consultants can help you make informed choices and provide you with personalized attention in handling account transactions. The Financial Centers also offer informative seminars and events. To find the Financial Center nearest you, call 1-800-499-3327.



Checkwriting privilege

You may write redemption checks against your account in amounts of $500 or more. These checks are free; however, a fee will be charged if you request a stop payment or if the transfer agent cannot honor a redemption check due to insufficient funds or another valid reason. Please do not postdate your checks or use them to close your account.

Exchange privilege


You can exchange shares worth $500 or more from one Dreyfus fund into another. You can request your exchange in writing, by phone or online. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one.


Dreyfus TeleTransfer privilege


To move money between your bank account and your Dreyfus fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application.


Dreyfus Express((reg.tm)) voice-activated account access


You can easily manage your Dreyfus accounts, check your account balances, purchase fund shares, transfer money between your Dreyfus funds, get price and yield information and much more -- when it's convenient for you -- by calling 1-800-645-6561. Certain requests may require the services of a representative.



                                                        Your Investment 11



INSTRUCTIONS FOR REGULAR ACCOUNTS

   TO OPEN AN ACCOUNT                         TO ADD TO AN ACCOUNT                           TO SELL SHARES

            In Writing

   Complete the application.                  Fill out an investment slip, and write your    Write a redemption check OR write a
                                              account number on your check.                  letter of instruction that includes:

   Mail your application and a check to:
   The Dreyfus Family of Funds                Mail the slip and the check to:                * your name(s) and signature(s)
   P.O. Box 55299, Boston, MA 02205-8553      The Dreyfus Family of Funds                    * your account number
                                              P.O. Box 105, Newark, NJ 07101-0105            * the fund name
                                                                                             * the dollar amount you want to sell
                                                                                             * how and where to send the proceeds

                                                                                             Obtain a signature guarantee or other
                                                                                             documentation, if required (see "Acc
                                                                                             Policies -- Selling Shares").

                                                                                             Mail your request to:
                                                                                             The Dreyfus Family of Funds
                                                                                             P.O. Box 55263, Boston, MA 02205-8501




           By Telephone

WIRE  Have your bank send your                WIRE  Have your bank send your                 WIRE  Be sure the fund has your bank
investment to The Bank of New York,           investment to The Bank of New York,            account information on file. Call us to
with these instructions:                      with these instructions:                       request your transaction. Proceeds
                                                                                             will be wired to your bank.
   * ABA# 021000018                           * ABA# 021000018
   * DDA# 8900119209                          * DDA# 8900119209                              DREYFUS TELETRANSFER  Be sure the fund
   * the fund name                            * the fund name                                has your bank account information on
   * your Social Security or tax ID number    * your account number                          file. Call us to request your
   * name(s) of investor(s)                   * name(s) of investor(s)                       transaction.Proceeds will be sent to
                                                                                             your bank by electronic check.
Call us to obtain an account number.          ELECTRONIC CHECK  Same as wire, but insert
Return your application.                      "1111" before your account number.             CHECK  Call us to request your
                                                                                             transaction.  A check will be sent to
                                              DREYFUS TELETRANSFER  Request Dreyfus          the address of record.
                                              TeleTransfer on your application. Call us
                                              to request your transaction.




Concepts to understand

WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

To reach Dreyfus, call toll free in the U.S.

1-800-645-6561

Outside the U.S. 516-794-5452

Make checks payable to:

THE DREYFUS FAMILY OF FUNDS

You also can deliver requests to any Dreyfus Financial Center. Because processing time may vary, please ask the representative when your account will be credited or debited.

12



INSTRUCTIONS FOR REGULAR ACCOUNTS (continued)

   TO OPEN AN ACCOUNT                         TO ADD TO AN ACCOUNT                           TO SELL SHARES

            Online (www.dreyfus.com)






        ------------                          DREYFUS TELETRANSFER  Request Dreyfus          WIRE  Visit the Dreyfus Web site to
                                              TeleTransfer on your application. Visit        request your transaction. Be sure
                                              the Dreyfus Web site to request your           the fund has your bank account
                                              transaction.                                   information on file. Proceeds will
                                                                                             be wired to your bank.

                                                                                             DREYFUS TELETRANSFER  Visit the
                                                                                             Dreyfus Web site to request your
                                                                                             transaction. Be sure the fund
                                                                                             has your bank account information
                                                                                             on file. Proceeds will be sent
                                                                                             to your bank by electronic check.

                                                                                             CHECK  Visit the Dreyfus Web site
                                                                                             to request your transaction. A
                                                                                             check will be sent to the address
                                                                                             of record.




            Automatically

WITH AN INITIAL INVESTMENT  Indicate          ALL SERVICES  Call us to request               DREYFUS AUTOMATIC WITHDRAWAL PLAN
on your application which automatic           a form to add any automatic investing          Call us  to request a form to add
service(s) you want. Return your              service (see "Services for Fund                the plan.  Complete the form,
application with your investment.             Investors"). Complete and return               specifying the amount and frequency
                                              the forms along with                           of withdrawals you would like.
WITHOUT ANY INITIAL INVESTMENT                any other required materials.
Check the Dreyfus Step Program
option on your application. Return
your application, then complete
the additional materials
when they are sent to you.




Be sure to maintain an account balance of $5,000 or more.

Your Investment       13




FOR MORE INFORMATION

Dreyfus Massachusetts Municipal
Money Market Fund
--------------------------------------
SEC file number:  811-6273

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund's performance and lists portfolio holdings.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET Text-only versions of certain fund documents can be viewed online or downloaded from:

   SEC http://www.sec.gov

   DREYFUS http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.


(c) 2003 Dreyfus Service Corporation                              639P0603



________________________________________________________________________________

              DREYFUS MASSACHUSETTS MUNICIPAL MONEY MARKET FUND

                     STATEMENT OF ADDITIONAL INFORMATION

                                 JUNE 1, 2003

________________________________________________________________________________


     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus Massachusetts Municipal Money Market Fund (the "Fund"), dated June 1, 2003, as it may be revised from time to time. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visit the Dreyfus.com website, or call one of the following numbers:


                        Call Toll Free 1-800-645-6561
                        In New York City -- Call 1-718-895-1206
                        Outside the U.S. -- Call 516-794-5452

     The Fund's most recent Annual Report and Semi-Annual Report to Shareholders are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.


                               TABLE OF CONTENTS

                                                                          PAGE


Description of the Fund....................................................B-2
Management of the Fund.....................................................B-8
Management Arrangements....................................................B-13
How to Buy Shares..........................................................B-15
Shareholder Services Plan..................................................B-18
How to Redeem Shares.......................................................B-18
Shareholder Services.......................................................B-20
Determination of Net Asset Value...........................................B-23
Dividends, Distributions and Taxes.........................................B-24
Portfolio Transactions.....................................................B-25
Yield Information..........................................................B-26
Information About the Fund.................................................B-27
Counsel and Independent Auditors...........................................B-28
Appendix A.................................................................B-29
Appendix B.................................................................B-51



(PAGE)


                           DESCRIPTION OF THE FUND


     The Fund is a Massachusetts business trust that commenced operations on March 1, 1991. The Fund is an open-end, management investment company, known as a municipal money market mutual fund. As a municipal money market fund, the Fund invests in debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political sub-divisions, agencies and instrumentalities, or multistate agencies or authorities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax ("Municipal Bonds").


     The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser.

     Dreyfus Service Corporation (the "Distributor") is the distributor of the Fund's shares.

CERTAIN PORTFOLIO SECURITIES

     The following information supplements and should be read in conjunction with the Fund's Prospectus.


     MUNICIPAL BONDS. As a fundamental policy, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in the Municipal Bonds of the Commonwealth of Massachusetts, its political subdivisions, authorities and corporations, and certain other specified securities, that provide income exempt from Federal and Commonwealth of Massachusetts personal income taxes (collectively, "Massachusetts Municipal Bonds"). To the extent acceptable Massachusetts Municipal Bonds are at any time unavailable for investment by the Fund, the Fund will invest temporarily in other Municipal Bonds, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal, but not Commonwealth of Massachusetts, income tax. Municipal Bonds generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Bonds are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Bonds include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal Bonds bear fixed, floating or variable rates of interest.

     The yields on Municipal Bonds are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Bonds market, size of a particular offering, maturity of the obligation, and rating of the issue.

     Municipal Bonds include certain private activity bonds (a type of revenue bond), the income from which is subject to the alternative minimum tax (AMT). The Fund may invest without limitation in such Municipal Bonds if the Manager determines that their purchase is consistent with the Fund's investment objective.

CERTAIN TAX EXEMPT OBLIGATIONS. The Fund may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time or at specified intervals not exceeding 13 months, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Fund will meet the quality criteria established for the purchase of Municipal Bonds.

STAND-BY COMMITMENTS. The Fund may acquire "stand-by commitments" with respect to Municipal Bonds held in its portfolio. Under a stand-by commitment, the Fund obligates a broker, dealer or bank to repurchase, at the Fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Bond and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable.

DERIVATIVE PRODUCTS. The Fund may purchase various derivative products whose value is tied to underlying Municipal Bonds. The Fund will purchase only those derivative products that are consistent with its investment objective and policies and comply with the quality, maturity and diversification standards of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). The principal types of derivative products are described below.

     1. TAX EXEMPT PARTICIPATION INTERESTS. Tax exempt participation interests (such as industrial development bonds and municipal lease/purchase agreements) give the Fund an undivided interest in a Municipal Bond in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Bond. Participation interests may have fixed, floating or variable rates of interest, and are frequently backed by a irrevocable letter of credit or guarantee of a bank.

     2. TENDER OPTION BONDS. Tender option bonds grant the holder an option to tender an underlying Municipal Bond at par plus accrued interest at specified intervals to a financial institute that acts as a liquidity provider. The holder of a tender option bond effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate.

     3. CUSTODIAL RECEIPTS. In a typical custodial receipt arrangement, an issuer of a Municipal Bond deposits it with a custodian in exchange for two classes of custodial receipts. One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted and ownership changes. The other class's interest rate also is adjusted, but inversely to changes in the interest rate of the first class.

     4. STRUCTURED NOTES. Structured notes typically are purchased in privately negotiated transactions from financial institutions, and, therefore, may not have an active trading market. When the Fund purchases a structured note, it will make a payment of principal to the counterparty. Some structured notes have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. The possibility of default by the counterparty or its credit provider may be greater for structured notes than for other types of money market instruments.

RATINGS OF MUNICIPAL BONDS. The Fund may invest only in those Municipal
Bonds which are rated in one of the two highest rating categories for debt obligations by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Fund's Board.

     The average distribution of investments (at value) in Municipal Bonds (including notes) by ratings for the fiscal year ended January 31, 2003, computed on a monthly basis, was as follows:

                    Moody's                 Standard
Fitch               Investors               & Poor's
Ratings        or   Service Inc.        or  Ratings Services          Percentage
("FITCH")           ("MOODY'S")             ("S&P")                   OF VALUE

F-1+/F-1            VMIG 1/MIG 1,P-1        SP-1+/SP-1,A-1+/A-1       82.8%
AA                  Aa                      AA                         5.5%
Not Rated           Not Rated               Not Rated                 11.7%(1)
                                                                       -----
                                                                     100.0%


______________________________
1 Of those securities which are not rated, all have been determined by the Manager to be of comparable quality to securities in the MIG1/SP-1/F-1 rating category.


     If, subsequent to its purchase by the Fund, (a) an issue of rated Municipal Bonds ceases to be rated in the highest rating category by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization) or the Fund's Board determines that it is no longer of comparable quality or (b) the Manager becomes aware that any portfolio security not so highly rated or any unrated security has been given a rating by any rating organization below the rating organization's second highest rating category, the Fund's Board will reassess promptly whether such security presents minimal credit risk and will cause the Fund to take such action as it determines is in the best interest of the Fund and its shareholders; provided that the reassessment required by clause (b) is not required if the portfolio security is disposed of or matures within five business days of the Manager becoming aware of the new rating and the Fund's Board is subsequently notified of the Manager's actions.

     To the extent the ratings given by Moody's, S&P or Fitch (collectively, the "Rating Agencies") for Municipal Bonds may change as a result of changes in such organization or their rating systems, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies described in the Fund's Prospectus and this Statement of Additional Information. The ratings of the Rating Agencies represent their opinions as to the quality of the Municipal Bonds which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities and the creditworthiness of the issuers of such securities.

     TAXABLE INVESTMENTS. From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the Fund's net assets) or for temporary defensive purposes, the Fund may invest in taxable short-term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a Rating Agency; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-2 by Moody's, A-2 by S&P or F-2 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. Dividends paid by the Fund that are attributable to income earned by the Fund from Taxable Investments will be taxable to investors. See "Dividends, Distributions and Taxes." Except for temporary defensive purposes, at no time will more than 20% of the value of the Fund's net assets be invested in Taxable Investments. If the Fund purchases Taxable Investments, it will value them using the amortized cost method and comply with the provisions of Rule 2a-7 relating to purchases of taxable instruments. When the Fund has adopted a temporary defensive position, including when acceptable Massachusetts Municipal Bonds are unavailable for investment by the Fund, in excess of 20% of the Fund's net assets may be invested in securities that are not exempt from Commonwealth of Massachusetts income tax. Under normal market conditions, the Fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments.


     ILLIQUID SECURITIES. The Fund may invest up to 10% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as securities subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

INVESTMENT TECHNIQUES

     The following information supplements and should be read in conjunction with the Fund's Prospectus.

     BORROWING MONEY. The Fund may borrow money from banks, but only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While such borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.


     FORWARD COMMITMENTS. The Fund may purchase Municipal Bonds and other securities on a forward commitment, when-issued or delayed delivery basis which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment, when-issued or delayed delivery security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will segregate permissible liquid assets at least equal at all times to the amount of the Fund's purchase commitments.

     Securities purchased on a forward commitment, when-issued or delayed delivery basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment, when-issued or delayed delivery basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment, when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.


CERTAIN INVESTMENT CONSIDERATIONS AND RISKS


     INVESTING IN MUNICIPAL BONDS. The Fund may invest more than 25% of the value of its total assets in Municipal Bonds which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects. As a result, the Fund may be subject to greater risk as compared to a municipal money market fund that does not follow this practice.


     Certain municipal lease/purchase obligations in which the Fund may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, the Manager will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funds for the leased property.


     Certain provisions in the Internal Revenue Code of 1986, as amended (the "Code"), relating to the issuance of Municipal Bonds may reduce the volume of Municipal Bonds qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Bonds available for purchase by the Fund and thus reduce available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in the Fund. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Bonds may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Bonds for investment by the Fund so as to adversely affect Fund shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Bond as taxable, the Fund would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.

     INVESTING IN MASSACHUSETTS MUNICIPAL BONDS. Since the Fund is concentrated in securities issued by Massachusetts or entities within Massachusetts, an investment in the Fund may involve greater risk than investments in certain other types of municipal money market funds. You should consider carefully the special risks inherent in the Fund's investment in Massachusetts Municipal Bonds. You should review the information in "Appendix A" which provides a brief summary of special investment considerations and risk factors relating to investing in Massachusetts Municipal Bonds.

     SIMULTANEOUS INVESTMENTS. Investment decisions for the Fund are made independently from those of the other investment companies advised by the Manager. The Manager has adopted written trade allocation procedures for its equity and fixed income trading desks. Under the procedures, portfolio managers or the trading desks will ordinarily seek to aggregate (or "bunch") orders that are placed or received concurrently for more than one investment company or account. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.


INVESTMENT RESTRICTIONS


     The Fund's investment objective, and its policy to invest normally at least 80% of its net assets (plus any borrowings for investment purposes) in Massachusetts Municipal Bonds (or other instruments with similar economic characteristics), are fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. In addition, the Fund has adopted investment restrictions numbered 1 through 10 as fundamental policies. Investment restriction number 11 is not a fundamental policy and may be changed by a vote of a majority of the Fund's Board members at any time. The Fund may not:

     1. Purchase securities other than Municipal Bonds and Taxable Investments as those terms are defined above and in the Prospectus.


     2. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

     3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings for temporary or emergency purposes.

     4. Sell securities short or purchase securities on margin.


     5. Underwrite the securities of other issuers, except that the Fund may bid separately or as part of a group for the purchase of Municipal Bonds directly from an issuer for its own portfolio to take advantage of the lower purchase price available.

     6. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Bonds secured by real estate or interests therein.


     7. Make loans to others, except through the purchase of qualified debt obligations and the entry into repurchase agreements referred to above and in the Fund's Prospectus.


     8. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Bonds and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


     9. Invest in companies for the purpose of exercising control.

     10. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

     11. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 10% of its net assets would be so invested.

     For purposes of Investment Restriction No. 8, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

     If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.


                             MANAGEMENT OF THE FUND

     The Fund's Board is responsible for the management and supervision of the Fund and approves all significant agreements with those companies that furnish services to the Fund. These companies are as follows:


      The Dreyfus Corporation...................Investment Adviser
      Dreyfus Service Corporation...............Distributor
      Dreyfus Transfer, Inc.....................Transfer Agent
      The Bank of New York......................Custodian

     Board members of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships and affiliations, are shown below.


BOARD MEMBERS OF THE FUND1


Name (Age)                                     Principal Occupation
POSITION WITH FUND (SINCE)                     DURING PAST 5 YEARS                 OTHER BOARD MEMBERSHIPS AND  AFFILIATIONS
Joseph S. DiMartino (59)                       Corporate Director and Trustee      The Muscular Dystrophy Association, DIRECTOR
Chairman of the Board                                                              Levcor International, Inc., an apparel fabric
(1995)                                                                              processor, DIRECTOR
                                                                                   Century Business Services, Inc., a provider of
                                                                                    outsourcing functions for small and medium size
                                                                                    companies, DIRECTOR
                                                                                   The Newark Group, a provider of a national
                                                                                    market of paper recovery facilities, paperboard
                                                                                    mills and paperboard converting plants,
                                                                                    DIRECTOR

David W. Burke (66)                            Corporate Director and Trustee      John F. Kennedy Library Foundation, DIRECTOR
Board Member                                                                       U.S.S. Constitution Museum, DIRECTOR
(1994)

Samuel Chase (71)                              Corporate Director and Trustee      None
Board Member
(1991)

Gordon J. Davis (61)                           Partner in the law firm of          Consolidated Edison, Inc., a utility company,
Board Member                                     LeBoeuf, Lamb, Greene &             DIRECTOR
(1995)                                           MacRae LLP                        Phoenix Companies, Inc., a life insurance
                                               President, Lincoln Center for the     company, DIRECTOR
                                                 Performing Arts, Inc. (2001)      Board Member/Trustee for several not-for-profit
                                                                                     groups

Joni Evans (60)                                Senior Vice President of the        None
Board Member                                     William Morris Agency
(1991)

Arnold S. Hiatt (75)                           Chairman of The Stride Rite         Isabella Stewart Gardner Museum, TRUSTEE
Board Member                                     Charitable Foundation             John Merck Fund, a charitable trust, TRUSTEE
(1991)                                                                             Business for Social Responsibility, CHAIRMAN

Burton N. Wallack (52)                         President and co-owner of Wallack   None
Board Member                                     Management Company, a real
(1991)                                           estate management company

__________________
1    None of the Board members are "interested persons" of the Fund, as defined in the 1940 Act.

     Board members are elected to serve for an indefinite term. The Fund has standing audit, nominating and compensation committees, each comprised of its Board members who are not "interested persons" of the Fund, as defined in the 1940 Act. The function of the audit committee is to oversee the Fund's financial and reporting policies and certain internal control matters; the function of the nominating committee is to select and nominate all candidates who are not "interested persons" of the Fund for election to the Fund's Board; and the function of the compensation committee is to establish the appropriate compensation for serving on the Board. The nominating committee does not normally consider nominees recommended by shareholders. The Fund also has a standing pricing committee comprised of any one Board member. The function of the pricing committee is to assist in valuing the Fund's investments. The audit committee met four times during the fiscal year ended January 31, 2003. The nominating, compensation and pricing committees did not meet during the last fiscal year.

     The table below indicates the dollar range of each Board member's ownership of Fund shares and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2002.

                                                 Aggregate Holding of  Funds in
NAME OF BOARD MEMBER        THE FUND             THE DREYFUS FAMILY OF FUNDS

Joseph S. DiMartino         None                 Over $100,000

David W. Burke              None                 Over $100,000

Samuel Chase                None                 $10,001 - $50,000

Gordon J. Davis             None                 $1 - $10,000

Joni Evans                  None                 Over $100,000

Arnold S. Hiatt             None                 None

Burton N. Wallack           None                 None

     As of December 31, 2002, none of the Board members or their immediate family members owned securities of the Manager, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

     The Fund typically pays its Board members an annual retainer and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members, if any, are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by the Fund for the fiscal year ended January 31, 2003, and by all funds in the Dreyfus Family of Funds for which such person was a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Board member's total compensation) during the year ended December 31, 2002 , was as follows:

                                                       Total Compensation
                               Aggregate               From the Fund and
Name of Board                  Compensation            Fund Complex
MEMBER                         FROM THE FUND*          PAID TO BOARD MEMBER(**)

Joseph S. DiMartino            $1,250                  $815,938 (191)

David W. Burke                 $1,000                  $258,250  (87)

Samuel Chase                   $1,000                  $  47,750  (15)

Gordon J. Davis                $1,000                  $  102,000 (26)

Joni Evans                     $1,000                  $  44,000  (15)

Arnold S. Hiatt                $1,000                  $  51,500  (15)

Burton N. Wallack              $1,000                  $  51,500  (15)

____________________________
* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $846 for all Board members as a group.
** Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Fund, for which the Board member serves.

OFFICERS OF THE FUND

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000. Chairman of the Board, Chief
     Executive Officer, and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002. Chief Investment
     Officer, Vice Chairman and a director of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President - Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000. Executive Vice President,
     Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

JOHN B. HAMMALIAN, SECRETARY SINCE MARCH 2000. Associate General Counsel of the
     Manager, and an officer of 36 investment companies (comprised of 43 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since February 1991.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000. Associate General
     Counsel of the Manager, and an officer of 93 investment companies (comprised of 200 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000. Associate General
     Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since July 1980.

JAMES WINDELS, VICE PRESIDENT AND TREASURER SINCE NOVEMBER 2001. Director-Mutual
     Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

MICHAEL CONDON, ASSISTANT TREASURER SINCE MARCH 2000. Senior Treasury Manager of the Manager, and an officer of 37 investment companies (comprised of 78 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since August 1984.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001. Mutual Funds Tax
     Director of the Manager, and an officer of 95 investment companies (comprised of 203 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE OCTOBER 2002.
     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 199 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

     The address of each Board member and officer of the Fund is 200 Park Avenue, New York, New York 10166.

     The Fund's Board members and officers, as a group, owned less than 1% of the Fund's shares outstanding on May 9, 2003.

     The following shareholders owned of record 5% or more of the Fund's shares outstanding on May 9, 2003: Currier & Co., c/o Eastern Bank & Trust Co., Attn:
Shelly Grindle - Trust Dept., 225 Essex Street, Salem, MA 01970-3728 (20.1516%); Saturn & Co., c/o Investors Bank & Trust Company, PO Box 9130, Boston, MA 02117-9130 (122098%); Fleet National Bank, Attn: AJ Ferullo Made10013E, 100 Federal Street, Boston, MA 02110-1802 (7.8944%); and SEI Private Trust Company, c/o Hale & Dorr, Attn. Mutual Funds, One Freedom Valley Dr., Oaks, PA 19456 (7.8193%).


                             MANAGEMENT ARRANGEMENTS

     INVESTMENT ADVISER. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"). Mellon is a global financial holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets.

     The Manager provides management services pursuant to a Management Agreement (the "Agreement") between the Fund and the Manager. The Agreement is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Fund's shares, or, on not less than 90 days' notice, by the Manager. The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).


     In approving the current Agreement, the Fund's Board considered a number of factors, including the nature and quality of the services provided by the Manager; the investment philosophy and investment approach as applied to the Fund by the Manager; the investment management expertise of the Manager in respect of the Fund's investment strategies; the personnel, resources and experience of the Manager; the Fund's performance history and the management fees paid to the Manager relative to those of mutual funds with similar investment objectives, strategies and restrictions; the Manager's costs of providing services under the Agreement; and ancillary benefits the Manager may receive from its relationship with the Fund.

     The following persons are officers and/or directors of the Manager: Stephen
E. Canter, Chairman of the Board, Chief Executive Officer and Chief Operating Officer; Michael G. Millard, President and a director; Stephen R. Byers, Chief Investment Officer, Vice Chairman and a director; J. Charles Cardona, Vice Chairman and a director; Lawrence S. Kash, Vice Chairman; J. David Officer, Vice Chairman and a director; Ronald P. O'Hanley III, Vice Chairman and a director; Diane P. Durnin, Executive Vice President; Mark N. Jacobs, Executive Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Senior Vice President--Corporate Communications; Mary Beth Leibig, Vice President--Human Resources; Theodore A. Schachar, Vice President-Tax; Angela E. Price, Vice President; Wendy H. Strutt, Vice President; Ray Van Cott, Vice President--Information Systems; William H. Maresca, Controller; James Bitetto, Assistant Secretary; Steven F. Newman, Assistant Secretary; and Steven G. Elliott, David F. Lamere, Martin G. McGuinn and Richard W. Sabo, directors.


     The Manager manages the Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board. The Manager is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Fund's Board to execute purchases and sales of securities. The Fund's portfolio managers are Joseph P. Darcy, A. Paul Disdier, Douglas J. Gaylor, Joseph Irace, Colleen Meehan, W. Michael Petty, Scott Sprauer, James Welch and Monica S. Wieboldt. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund as well as for other funds advised by the Manager.

     The Manager's Code of Ethics subjects its employees' personal securities transactions to various restrictions to ensure that such trading does not disadvantage any fund advised by the Manager. In that regard, portfolio managers and other investment personnel of the Manager must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics, and are also subject to the oversight of Mellon's Investment Ethics Committee. Portfolio managers and other investment personnel of the Manager who comply with the preclearance and disclosure procedures of the Code of Ethics and the requirements of the Committee, may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

     The Manager maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. The Manager may pay the Distributor for shareholder services from the Manager's own assets, including past profits but not including the management fee paid by the Fund. The Distributor may use part or all of such payments to pay securities dealers, banks or other financial institutions in respect of these services. The Manager also may make such advertising and promotional expenditures using its own resources, as it from time to time deems appropriate.


     EXPENSES. All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by the Manager. The expenses borne by the Fund include, without limitation, the following: taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, and any extraordinary expenses.

     As compensation for the Manager's services, the Fund has agreed to pay the Manager a monthly management fee at the annual rate of 0.50% of the value of the Fund's average daily net assets. All fees and expenses are accrued daily and deducted before the declaration of dividends to shareholders. For the fiscal years ended January 31, 2001, 2002 and 2003, the management fee paid by the Fund amounted to $1,245,007, $1,356,424 and $1,290,468, respectively.


     The Manager has agreed that if in any fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

     The aggregate of the fees payable to the Manager is not subject to reduction as the value of the Fund's net assets increases.

     DISTRIBUTOR. The Distributor, a wholly-owned subsidiary of the Manager located at 200 Park Avenue, New York, New York 10166, serves as the Fund's distributor on a best efforts basis pursuant to an agreement with the Fund which is renewable annually.


     TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN. Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of the Manager, 200 Park Avenue, New York, New York 10166, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses.

     The Bank of New York (the "Custodian"), 100 Church Street, New York, New York 10286, is the Fund's custodian. The Custodian has no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. Under a custody agreement with the Fund, the Custodian holds the Fund's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of the Fund's assets held in custody and receives certain securities transactions charges.


                                HOW TO BUY SHARES

     GENERAL. Fund shares are sold without a sales charge. You may be charged a fee if you effect transactions in Fund shares through a securities dealer, bank or other financial institution. Share certificates are issued only upon your written request. It is not recommended that the Fund be used as a vehicle for Keogh, IRA or other qualified retirement plans. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order.


     The minimum initial investment is $2,500, or $1,000 if you are a client of a securities dealer, bank or other financial institution which maintains an omnibus account in the Fund and has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. The initial investment must be accompanied by the Account Application. For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Fund's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund accounts, the minimum initial investment is $50. Fund shares are offered without regard to the minimum initial investment requirements to Board members of a fund advised by the Manager, including members of the Fund's Board, who elect to have all or a portion of their compensation for serving in that capacity automatically invested in the Fund. The Fund reserves the right to vary the initial and subsequent investment minimum requirements at any time.


     Fund shares also are offered without regard to the minimum initial investment requirements through Dreyfus-AUTOMATIC Asset Builder(R), Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step Program described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect you against loss in a declining market.

     Shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form and Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) are received by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund. If you do not remit Federal Funds, your payment must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire or within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds. Prior to receipt of Federal Funds, your money will not be invested. Net asset value per share is determined as of 12:00 Noon, Eastern time, on each day the New York Stock Exchange is open for regular business. The Fund also may process purchase and sale orders and calculate its net asset value on days that the Fund's primary trading markets are open and the Fund's management determines to do so. Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares outstanding. See "Determination of Net Asset Value."

     If your payments are received in or converted into Federal Funds by 12:00 Noon, Eastern time, by the Transfer Agent, you will receive the dividend declared that day. If your payments are received in or converted into Federal Funds after 12:00 Noon, Eastern time, by the Transfer Agent, you will begin to accrue dividends on the following business day.

     Qualified institutions may place telephone orders for the purchase of Fund shares. These orders will become effective at the price determined at 12:00 Noon, Eastern time, and the shares purchased will receive the dividend on Fund shares declared on that day, if the telephone order is placed by 12:00 Noon, Eastern time, and Federal Funds are received by 4:00 p.m., Eastern time, on that day.

     USING FEDERAL FUNDS. The Transfer Agent or the Fund may attempt to notify you upon receipt of checks drawn on banks that are not members of the Federal Reserve System as to the possible delay in conversion into Federal Funds and may attempt to arrange for a better means of transmitting the money. If you are a customer of a securities dealer ("Selected Dealer") and your order to purchase Fund shares is paid for other than in Federal Funds, the Selected Dealer, acting on your behalf, will complete the conversion into, or itself advance, Federal Funds, generally on the business day following receipt of your order. The order is effective only when so converted and received by the Transfer Agent. If you have sufficient Federal Funds or a cash balance in your brokerage account with a Selected Dealer, your order to purchase Fund shares will become effective on the day that the order, including Federal Funds, is received by the Transfer Agent.


     DREYFUS TELETRANSFER PRIVILEGE. You may purchase shares by telephone or online if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated.


     Dreyfus TELETRANSFER purchase orders may be made at any time. Purchase orders received by 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use Dreyfus TELETRANSFER Privilege, the initial payment for purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed. See "How to Redeem Shares--Dreyfus TELETRANSFER Privilege."

     TRANSACTIONS THROUGH SECURITIES DEALERS. Fund shares may be purchased and redeemed through securities dealers which may charge a fee for such services. Some dealers will place Fund shares in an account with their firm. Dealers also may require that the customer not take physical delivery of share certificates; the customer not request redemption checks to be issued in the customer's name; fractional shares not be purchased; monthly income distributions be taken in cash; or other conditions.

     There is no sales charge by the Fund or the Distributor, although securities dealers, banks and other institutions may make reasonable charges to investors for their services. The services provided and the applicable fees are established by each dealer or other institution acting independently of the Fund. The Fund understands that these fees may be charged for customer services, including, but not limited to, same-day investment of client funds; same-day access to client funds; advice to customers about the status of their accounts, yield currently being paid or income earned to date; provision of periodic account statements showing security and money market positions; other services available from the dealer, bank or other institution; and assistance with inquiries related to their investment. Any such fees will be deducted monthly from the investor's account, which on smaller accounts could constitute a substantial portion of distributions. Small, inactive, long-term accounts involving monthly service charges may not be in the best interest of investors. You should be aware that you may purchase Fund shares directly from the Fund without imposition of any maintenance or service charges, other than those already described herein.

     REOPENING AN ACCOUNT. You may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

                          SHAREHOLDER SERVICES PLAN

     The Fund has adopted a Shareholder Services Plan (the "Plan") pursuant to which the Fund reimburses the Distributor an amount not to exceed an annual rate of 0.25% of the value of the Fund's average daily net assets for certain allocated expenses of providing certain services to the Fund's shareholders. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.

     A quarterly report of the amounts expended under the Plan and the purposes for which such expenditures were incurred, must be made to the Fund's Board for its review. In addition, the Plan provides that material amendments of the Plan must be approved by the Fund's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Plan. The Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Plan.


     For the fiscal year ended January 31, 2003, the Fund paid $77,126 under to the Plan.


                              HOW TO REDEEM SHARES

     GENERAL. The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. However, if you have purchased Fund shares by check, by Dreyfus TELETRANSFEr Privilege or through Dreyfus-AUTOMATIC Asset Builder(R) and subsequently submit a written redemption request to the Transfer Agent, the Fund may delay redemption of such shares, and the redemption proceeds may not be transmitted to you, for up to eight business days after the purchase of such shares. In addition, the Fund will not honor checks under the Checkwriting Privilege, and will reject requests to redeem shares by wire or telephone, online or pursuant to the Dreyfus TELETRANSFER Privilege, for a period of up to eight business days after receipt by the Transfer Agent of the purchase check, the Dreyfus TELETRANSFER purchase or the Dreyfus-Automatic Asset Builder order against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have sufficient collected balance in your account to cover the redemption request. Prior to the time any redemption is effective, dividends on such shares will accrue and be payable, and you will be entitled to exercise all other rights of beneficial ownership. Fund shares may not be redeemed until the Transfer Agent has received your Account Application.


     CHECKWRITING PRIVILEGE. The Fund provides redemption checks ("Checks") automatically upon opening an account, unless you specifically refuse the Checkwriting Privilege by checking the applicable "No" box on the Account Application. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Checkwriting Privilege may be established for an existing account by a separate signed Shareholder Services Form. The Account Application or Shareholder Services Form must be manually signed by the registered owner(s). Checks are drawn on your Fund account and may be made payable to the order of any person in an amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the Fund to redeem a sufficient number of shares in your account to cover the amount of the Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to you. You generally will be subject to the same rules and regulations that apply to checking accounts, although election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

     You should date your Checks with the current date when you write them. Please do not postdate your Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the Check, all postdated Checks which are dated within six months of presentment for payment, if they are otherwise in good order.

     Checks are free, but the Transfer Agent will impose a fee for stopping payment of a Check upon your request or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reason. If the amount of the Check is greater than the value of the shares in your account, the Check will be returned marked insufficient funds. Checks should not be used to close an account.


     WIRE REDEMPTION PRIVILEGE. By using this Privilege, you authorize the Transfer Agent to act on telephone, letter or online redemption instructions from any person representing himself or herself to be you, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the same business day if the Transfer Agent receives the redemption request in proper form prior to 12:00 Noon, Eastern time, on such day; otherwise, the Fund will initiate payment on the next business day. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank


     To change the commercial bank or account designated to receive wire redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Share Certificates; Signatures."


     DREYFUS TELETRANSFER PRIVILEGE. You may request by telephone or online that redemption proceeds be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. You should be aware that if you have selected the Dreyfus TELETRANSFER Privilege, any request for a Dreyfus TELETRANSFER transaction will be effected through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "How to Buy Shares--Dreyfus TELETRANSFER Privilege."


     SHARE CERTIFICATES; SIGNATURES. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

     REDEMPTION COMMITMENT. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Fund's Board reserves the right to make payments in whole or in part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sells such securities, brokerage charges might be incurred.

     SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.


                              SHAREHOLDER SERVICES

     FUND EXCHANGES. You may purchase, in exchange for shares of the Fund, shares of certain other funds managed or administered by the Manager, or shares of certain funds advised by Founders Asset Management LLC ("Founders"), an affiliate of the Manager, to the extent such shares are offered for sale in your state of residence. Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

     A. Exchanges for shares of funds offered without a sales load will be made without a sales load.

     B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.


     D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference may be deducted.


     To accomplish an exchange under item D above, you must notify the Transfer Agent of your prior ownership of fund shares and your account number.


     To request an exchange, you must give exchange instructions to the Transfer Agent in writing, by telephone or online. The ability to issue exchange instructions by telephone or online is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this privilege. By using this privilege, you authorize the Transfer Agent to act on telephonic and online instructions (including over the Dreyfus Express(R) voice-response telephone system) from any person representing himself or herself to be you, and reasonably believed by the Transfer Agent to be genuine. Exchanges may be subject to limitations as to the amount involved or the number of exchanges permitted. Shares issued in certificate form may not be exchanged by telephone or online. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission.


     To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.


     DREYFUS AUTO-EXCHANGE PRIVILEGE. Dreyfus Auto-Exchange Privilege permits you to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, shares of another fund in the Dreyfus Family of Funds, or shares of certain funds advised by Founders of which you are a shareholder. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by you. You will be notified if your account falls below the amount designated to be exchanged under this Privilege. In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

     Fund Exchanges and the Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having certain identical identifying designations.

     Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561, or visiting the Dreyfus.com website. The Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchanges service or Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.


     DREYFUS-AUTOMATIC ASSET Builder(R). Dreyfus-AUTOMATIC Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

     DREYFUS GOVERNMENT DIRECT DEPOSIT PRIVILEGE. Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the U.S. Government automatically deposited into your Fund account. You may deposit as much of such payments as you elect.

     DREYFUS PAYROLL SAVINGS PLAN. Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. It is the sole responsibility of your employer to arrange for transactions under the Dreyfus Payroll Savings Plan.

     DREYFUS STEP PROGRAM. Dreyfus Step Program enables you to purchase Fund shares without regard to the Fund's minimum initial investment requirements through Dreyfus-AUTOMATIC Asset Builder(R), Dreyfus GovernmenT Direct Deposit Privilege or Dreyfus Payroll Savings Plan. To establish a Dreyfus Step Program account, you must supply the necessary information on the Account Application and file the required authorization form(s) with the Transfer Agent. For more information concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620. You may terminate your participation in this Program at any time by discontinuing your participation in Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s). The Fund may modify or terminate this Program at any time.

     DREYFUS DIVIDEND OPTIONS. Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from the Fund in shares of another fund in the Dreyfus Family of Funds or shares of certain funds advised by Founders of which you are a shareholder. Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:


     A. Dividends and distributions paid by a fund may be invested without a sales load in shares of other funds offered without a sales load.

     B. Dividends and distributions paid by a fund that does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference may be deducted.


     D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.

     Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

     AUTOMATIC WITHDRAWAL PLAN. The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. The Automatic Withdrawal Plan may be terminated at any time by you, the Fund or the Transfer Agent. Shares for which share certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

                        DETERMINATION OF NET ASSET VALUE

     AMORTIZED COST PRICING. The valuation of the Fund's portfolio securities is based upon their amortized cost, which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

     The Fund's Board has established, as a particular responsibility within the overall duty of care owed to the Fund's shareholders, procedures reasonably designed to stabilize the Fund's price per share as computed for purposes of purchases and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Fund's Board, at such intervals as it deems appropriate, to determine whether the Fund's net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. Market quotations and market equivalents used in such review are obtained from an independent pricing service (the "Service") approved by the Fund's Board. The Service values the Fund's investments based on methods which include consideration of: yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications of values from dealers; and general market conditions. The Service also may employ electronic data processing techniques and/or a matrix system to determine valuations.

     The extent of any deviation between the Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Fund's Board. If such deviation exceeds 1/2 of 1%, the Fund's Board will consider what action, if any, will be initiated. In the event the Fund's Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, it has agreed to take such corrective action as it regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations or market equivalents.

     NEW YORK STOCK EXCHANGE Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     Management believes that the Fund has qualified as a "regulated investment company" under the Code for the fiscal year ended January 31, 2003. The Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. As a regulated investment company, the Fund will pay no Federal income tax on net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a regulated investment company, the Fund must pay out to its shareholders at least 90% of its net income (consisting of net investment income from tax exempt obligations and taxable obligations, if any, and net short-term capital gains), and must meet certain asset diversification and other requirements. If the Fund does not qualify as a regulated investment company, it will be treated for tax purposes as an ordinary corporation subject to Federal income tax. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.


     The Fund ordinarily declares dividends from net investment income on each day the New York Stock Exchange is open for business. The Fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. Dividends usually are paid on the last calendar day of each month and are automatically reinvested in additional Fund shares at net asset value or, at your option, paid in cash. If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption. If you are an omnibus accountholder and indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to you along with the proceeds of the redemption.

     If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividend or distribution and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks. All expenses are accrued daily and deducted before declaration of dividends to investors.

     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income.

     Dividends paid by the Fund to a Massachusetts resident are not subject to Massachusetts personal income tax to the extent that the dividends are attributable to interest income received by the Fund as interest from Massachusetts Municipal Bonds as well as direct obligations of the United States. The Fund believes that distributions by it to a Massachusetts resident are not subject to the Massachusetts personal income tax to the extent that distributions are attributable to gain from the sale of certain Massachusetts Municipal Bonds, the gain from which is exempt from Massachusetts personal income tax. Dividends and distributions by the Fund to a Massachusetts resident that are attributable to most other sources are subject to Massachusetts personal income tax. The Fund believes that distributions from net realized long-terms securities gain that are taxable by Massachusetts are reportable as long-term capital gains, irrespective of how long the resident has held shares in the Fund. Fund shares are not subject to property taxation by Massachusetts or its political subdivisions.


     Federal regulations require that you provide a certified taxpayer identification number ("TIN") upon opening or reopening an account. See the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service.


                             PORTFOLIO TRANSACTIONS


     Portfolio securities ordinarily are purchased from and sold to parties acting as principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions, as such, are paid by the Fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price. No brokerage commissions have been paid by the Fund to date.


     Transactions are allocated to various dealers by the Fund's portfolio managers in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis with the views and information of other securities firms and may be selected based upon their sales of shares of the Fund or other funds managed by the Manager or its affiliates.

     Research services furnished by brokers through which the Fund effects securities transactions may be used by the Manager in advising other funds it advises and, conversely, research services furnished to the Manager by brokers in connection with other funds the Manager advises may be used by the Manager in advising the Fund. Although it is not possible to place a dollar value on these services, it is the Manager's opinion that the receipt and study of such services should not reduce the overall expenses of its research department.


                                YIELD INFORMATION


     For the seven-day period ended January 31, 2003, the Fund's yield was 0.61% and its effective yield was 0.61%. Yield is computed in accordance with a standardized method which involves determining the net change in the value of a hypothetical pre-existing Fund account having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares and fees that may be charged to shareholder accounts, in proportion to the length of the base period and the Fund's average account size, but does not include realized gains and losses or unrealized appreciation and depreciation. Effective yield is computed by adding 1 to the base period return (calculated as described above), raising that sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

     Based upon the highest combined 2003 Federal and Commonwealth of Massachusetts income tax rate (after giving effect to the Federal deduction for Massachusetts taxes) of 41.67%, the Fund's tax equivalent yield for the seven-day period ended January 31, 2003 was 1.05%. Tax equivalent yield is computed by dividing that portion of the yield or effective yield (calculated as described above) which is tax exempt by 1 minus a stated tax rate and adding the quotient to that portion, if any, of the yield of the Fund that is not tax exempt.

     The tax equivalent yield noted above represents the application of the highest Federal and Massachusetts marginal personal income tax rates presently in effect. For Federal income tax purposes, a 38.6% tax rate has been used. For Massachusetts personal income tax purposes, a 5.00% tax rate has been used. The tax equivalent figure, however, does not reflect the potential effect of any local (including, but not limited to, county, district or city) taxes, including applicable surcharges. In addition, there may be pending legislation which could affect such stated tax rates or yields. You should consult a tax adviser, and consider your own factual circumstances and applicable tax laws, in order to ascertain the relevant tax equivalent yield.


     Yields fluctuate and are not necessarily representative of future results. You should remember that yield is a function of the type and quality of the instruments in the portfolio, portfolio maturity, and operating expenses. Your principal in the Fund is not guaranteed. See "Determination of Net Asset Value" for a discussion of the manner in which the Fund's price per share is determined.

     From time to time, the Fund may use hypothetical tax equivalent yields or charts in its advertising. These hypothetical yields or charts will be used for illustrative purposes only and are not representative of the Fund's past or future performance. From time to time, advertising materials may refer to studies performed by the Manager or its affiliates, such as "The Dreyfus Tax Informed Investing Study" or "The Dreyfus Gender Investment Comparison Study (1996 & 1997)" or other such studies.


     Comparative performance information may be used from time to time in advertising or marketing Fund shares, including data from Lipper Analytical Services, Inc., Bank Rate Monitor(TM), iMoneyNet, Inc.'s Money Fund Report, Morningstar, Inc. and other indices and industry publications. Advertising materials for the Fund also may refer to or discuss then-current or past economic conditions, developments and/or events, including those relating to or arising from actual or proposed tax legislation. From time to time, advertising materials for the Fund also may refer to statistical or other information concerning trends relating to investment companies, as compiled by industry associations such as the Investment Company Institute.


                           INFORMATION ABOUT THE FUND

     Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares are of one class and have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

     The Fund is organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Fund's Trust Agreement disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The Fund intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

     Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office. Fund shareholders may remove a Board member by the affirmative vote of two-thirds of the Fund's outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

     The Fund will send annual and semi-annual financial statements to all its shareholders.


                        COUNSEL AND INDEPENDENT AUDITORS

     Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund's Prospectus.

    Ernst & Young LLP, 5 Times Square, New York, New York 10036, independent auditors, have been selected as independent auditors of the Fund.


(PAGE)



                                   APPENDIX A

RISK FACTORS - INVESTING IN MASSACHUSETTS MUNICIPAL OBLIGATIONS

     The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the Commonwealth of Massachusetts (the "Commonwealth") available as of the date of this Statement of Additional Information. While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material aspects.

RECENT DEVELOPMENTS

     FISCAL 2002 BUDGET. Recent Commonwealth tax collections have lagged the prior year by substantial margins, resulting in reduced tax revenue estimates and budget adjustments. On April 15, 2002 an agreement among the Acting Governor and legislative leaders was announced to address the Commonwealth's budget shortfall. The plan was based on a fiscal 2002 consensus tax revenue estimate of $14.750 billion and a then identified deficit of $689 million. On April 23, 2002, the Acting Governor filed a capital outlay bill that moved approximately $102 million of the pay-as-you-go capital projects to bond funding. The Commonwealth also made a one-time transfer of $25 million to $50 million of bond cap from fiscal 2002 to fiscal 2003.

     On May 17, 2002, the Acting Governor signed into law a bill that included approximately $371 million of supplemental appropriations, including the use of approximately $408 million in reserves to balance the fiscal 2002 budget. These revenues include $200 million from the Stabilization Fund, $115 million from pay-as-you-go capital funds, $56 million from the Caseload Mitigation Fund, $35 million from the Medical Security Trust, and $1.4 million from the Voting Equipment Revolving Loan Fund. The legislation also extended the Commonwealth's pension funding schedule to 2023, and reduced the fiscal 2002 pension funding payment by $134 million. It also drew $60 million from the fiscal 2002 tobacco settlement and reduced the Capital Needs Investment Trust by $23 million in fiscal 2002. This legislation was intended to give effect to the April 15 agreement. In addition to this legislation, the agreement called for $40 million in savings resulting from management initiatives relating to the Commonwealth's debt and $24 million in unspecified savings, which will be identified through further review and negotiation.

     On May 23, 2002, the Acting Governor filed legislation that proposed using approximately $509 million of certain reserve funds for the purposes of balancing the current fiscal year budget. These fund transfers include up to $310 million from the Stabilization Fund to the General Fund, $90 million from the Health Care Security Trust Fund to the General Fund and $109 million from the Health Care Security Trust Fund to the Children's and Seniors' Health Care Assistance Fund. On June 25, 2002 the Acting Governor signed into law a bill authorizing the transfer of up to $300 million from the Stabilization Fund to the General Fund.

     On August 30, 2002, the Acting Governor signed a final fiscal 2002 supplemental appropriation in the amount of $49 million, which included $9.5 million for public safety costs relating to September 11th, $7 million for the Department of Mental Retardation, $6.4 million for the Division of Youth Services, $3.5 million for a new state police class, $2.5 million for the Registry of Motor Vehicles, $2.5 million for brownfields, $1.5 million for the Children's Medical Security Plan and $1.3 million for the Judgments and Settlements account. The legislation also authorized the state comptroller to use up to $180 million of additional Stabilization Fund monies to close out fiscal 2002, transferred $24 million of the Massachusetts Bay Transportation Authority ("MBTA") infrastructure fund monies to the General Fund and continued approximately $54 million of additional fiscal 2002 appropriations into fiscal 2003.

     Tax collections in fiscal 2002 were significantly less than in 2001. Due to workforce reductions, processing of tax year 2001 income tax returns was delayed. Over the January to June 2002 period, approximately $265 million in income tax refunds were delayed, compared to the same period in 2001. The State Comptroller will account for the tax refund liability in fiscal 2002, although payments are being processed in early fiscal 2003. On May 17, 2002 the Acting Governor signed legislation that included $1 million to help the Department of Revenue deal with the processing backlog. While delays are possible in 2003, none are anticipated at this time due to staffing changes and other efficiency measures.

     On March 9, 2002 Federal legislation was enacted that allows an additional first-year depreciation deduction for corporations equal to 30% of the cost of certain types of property purchased on or after September 11, 2001 and before September 11, 2004. Under Commonwealth law, corporations had been taxed on the basis of their net income as calculated for Federal taxation purposes, after depreciation allowances are deducted. As a result, the taxable income of corporations and unincorporated businesses subject to Commonwealth tax was expected to be reduced in tax years 2001 through 2003 by the new Federal depreciation deduction, be increased for approximately 11 years thereafter, and in the long-run be approximately revenue neutral. The Acting Governor signed into law a bill that "decoupled" the Commonwealth revenue code from Federal depreciation provisions and effectively repealed the additional depreciation deduction for the purposes of Commonwealth tax. However, since corporate taxpayers had already adjusted their payments due on March 15, 2002, the Department of Revenue estimates that the impacts of the Federal provision were to reduce fiscal 2002 tax revenue collections by $30 million, and increase fiscal 2003 tax collections by the same amount.

     FISCAL 2003 BUDGET. On April 15, 2002, the Acting Governor and legislative leaders reached a consensus on the fiscal 2003 tax revenue estimate of $14.716 billion. The Department of Revenue estimated that $684 million of sales tax revenue dedicated to the MBTA is included in the $14.716 billion figure. On June 11, 2002, the Commonwealth revised its fiscal 2003 tax revenue estimate downward to $14.175 billion, based on its forecast of lower growth in income and corporate tax revenue in fiscal 2003 than previously projected. In July 2002, the Executive Office for Administration and Finance again revised the tax revenue estimate downward to $14.116 billion. The Department of Revenue's revised estimate assumes that tax cuts scheduled to take effect under current tax law will remain in effect.

     On July 19, 2002, the Legislature passed legislation that the Department of Revenue estimated would increase Commonwealth tax revenues in fiscal 2003 by approximately $1.241 billion. On July 19, 2002, the fiscal 2003 General Appropriation Act ("GAA") also passed, which increased certain fees, which would increase revenues by approximately $80 million. The tax increase legislation was vetoed by the Acting Governor, but the veto was later overridden.

     The fiscal 2003 GAA was based on a tax revenue estimate of $14.116 billion, plus the $1.241 billion in estimated tax increases. It included provisions that would conform state tax treatment of certain retirement accounts and mobile telecommunications services to Federal law, which the Department of Revenue estimated would reduce fiscal 2003 tax collections by approximately $8 million. The fiscal 2003 GAA also included provisions for a tax amnesty to be implemented in fiscal 2003, which the Department of Revenue estimated would increase tax revenue collections by $43 million. These estimates yielded a fiscal 2003 tax revenue estimate of $15.393 billion. Under the GAA, $684 million of sales tax revenue would be dedicated to the MBTA. The GAA directly appropriated $22.96 billion in fiscal 2003. This does not include approximately $350 million in Medicaid related health care spending that was moved off-budget. After accounting for this off-budget spending, the fiscal 2003 GAA provided for $23.3 billion, or 2.2% over fiscal 2002 spending. The Acting Governor vetoed approximately $355 million of spending from the GAA, but on July 31, 2002 the Legislature overrode approximately $77 million of those vetoes.

     The fiscal 2003 GAA eliminated Medicaid eligibility for approximately 50,000 long term unemployed adults as of April 1, 2003. This change resulted in a spending reduction of $52 million. Division of Medical Assistance estimates that the shift of this population from MassHealth to emergency health services could result in increased costs to the "free care pool" of approximately $30 million in fiscal 2003, or approximately $140 million on an annualized basis. The pharmacy reimbursement methodology for pharmacy providers under Medicaid was also adjusted for a savings of $6 million in fiscal 2003. The Commonwealth's expenditures for Medicaid pharmacy benefits are 50% reimbursable by the Federal government. The fiscal 2003 GAA also implemented new pharmacy and nursing home user fees.

     The GAA also utilized 100% of the fiscal 2003 annual tobacco settlement payment, which is estimated by the Commonwealth to be approximately $290 million, as well as $917 million in reserves from the following sources: $790 million from the Stabilization Fund, $75 million from the Caseload Mitigation Fund, $32 million from the Ratepayer Parity Trust and $20 million from the Clean Elections Fund. The Acting Governor vetoed the transfer of $790 million from the Stabilization Fund to the General Fund and reduced the transfer to $550 million.

     On October 17, 2002, the Commonwealth reduced the official fiscal 2003 tax revenue estimate by $247 million of $15.145 billion, including $43 million anticipated to be collected from the fiscal 2003 tax amnesty program. It was estimated that the tax revenue decline, legislative overrides of the Acting Governor's vetoes to the GAA and other budgetary deficiencies in the aggregate would amount to an approximately $297 million statutory deficit against the budget adopted in the fiscal 2003 GAA. In response to the lower tax revenue estimate, the Acting Governor reduced allotments to certain budgetary accounts in the amount of approximately $98 million to partially address the anticipated revenue shortfall.

     On December 9, 2002, the Acting Governor again reduced allotments in the amount of approximately $60.7 million to partially address an additional anticipated revenue shortfall. These reductions included $38.7 million allocated to water and sewer rate relief, a $10 million subsidy payment to the Convention Center Authority and a $10 million reduction in Temporary Assistance For Dependent Children grant payments. The Acting Governor also identified $6.1 million in savings by reducing a deficiency and $48.6 million in additional revenues from the tax amnesty program to offset some of the additional anticipated revenue shortfall. On December 30, 2002, the Acting Governor signed into law a tax amnesty extension for two additional months, beginning January 1, 2003. The Department of Revenue has estimated that the extended amnesty will increase tax revenue collections by an additional $15 million.

     In January 2003, the new Governor began projecting a budget shortfall in fiscal 2003 of approximately $650 million, which was comprised of lower than anticipated tax revenues in the amount of approximately $497 million, higher than expected deficiencies and lower non-tax revenues in the amount of approximately $65 million, and $38 million in lower than expected reversions. Also included in the shortfall was $50 million in spending reductions to minor funded accounts. The reductions were previously implemented; however, the savings had not yet been transferred to the General Fund.

     On January 30, 2003, the Governor announced $343 million in allotment reductions and other savings initiatives. Local government aid and lottery distributions to cities and towns were reduced by $114 million as part of the reduction package. Other spending cuts were made to Medicaid in the amount of approximately $75 million, education programs by approximately $25 million, higher education and state colleges in the amount of approximately $16 million, transitional assistance in the amount of approximately $12 million, housing in the amount of approximately $10 million, a prescription drug program for seniors in the amount of $10 million, other health and human services in the amount of approximately $46 million and all other areas in the amount of approximately $35 million.

     Also on January 30, 2003, the Governor filed legislation to make supplemental appropriations, allow for various fund transfers, reduce spending, increase revenue by closing certain tax law loopholes, and increase certain fees. The total value of these savings measures is $307 million, which, in tandem with the $343 million in prior allotment reductions, would close the estimated $650 million gap. Supplemental appropriations in the amount of approximately $91 million were requested to fund deficiencies in Medicaid, public counsel, judgment and settlements, and other accounts. In the legislation, the Governor proposed additional spending reductions to be achieved by increasing state employee contributions for health benefit plans, using nursing home fees for other Medicaid expenditures, eliminating earmarks, and other reductions in Medicaid programs, for a projected savings of approximately $60 million.

     On February 3, 2003, the Commonwealth reduced the October 2003 tax revenue estimate by $497 million to $14.648 million, including revenue collected from the fiscal 2003 tax amnesty program. The Commonwealth now expects that the Massachusetts economic recovery will be further delayed than previous estimates. The delayed economic recovery will result in lower tax revenue collections over the remainder of fiscal 2003 than were projected. The reduction to the fiscal 2003 tax revenue estimate is composed of a $177 million reduction in withholding collections, a $150 million reduction in estimated capital gains tax revenues, a $135 million reduction in other income taxes, and a $65 million reduction in sales tax revenues, offset in part by smaller increases in other tax revenue sources.

     On February 25, 2003, legislation was enacted to increase filing fees at the Registries of Deeds and to levy a separate surcharge on all Registry of Deeds filings, which is estimated to result in additional revenue of approximately $61 million for fiscal 2003 and approximately $217 million for fiscal 2004. The separate surcharge on filings will be deposited in the Registers Technological Fund. The other filing fee increases will be remitted to the General Fund. Pursuant to the legislation, transfers in the amounts of $12 million from the Workforce Training Fund, the balance of the Clean Elections Judgment Fund, $6.5 million from the Caseload Increase Mitigation Fund and $6.5 million from the Health Protection Fund were moved to the General Fund. The legislation also directs the Massachusetts Technology Collaborative to establish a plan within 15 days to ensure that $17 million will be transferred from the Renewable Energy Trust Fund by June 30, 2003. The legislation contains a provision that will generate approximately $60 million from demutualization. In addition, the legislation allows for the transfer of savings achieved in minor funds by prior allotment reductions to the General Fund. The legislation also closed loopholes in certain corporate, inheritance and real estate income trust taxation, which differ in part from the tax proposals previously submitted by the Governor. The funds generated from closing tax loopholes will be deposited in the Stabilization Fund.

     On February 25, 2003 the Commonwealth released the most recent cash flow projection for fiscal 2003, which was based on the fiscal 2003 GAA, including the value of all vetoes and subsequent overrides and supplemental appropriations enacted through the date of the release. It reflects authorized transfers between budgeted funds provided for in the GAA and in subsequent legislation and takes account of certain actions taken by the Governor designed to reduce current year spending. The cash flow projection incorporated a tax revenue estimate for fiscal 2003 of $14.648 billion, including the value of enacted tax increases and sales tax revenues dedicated to the MBTA. After factoring in $265 million of fiscal 2002 tax refunds that were paid in July and August of 2002 and $54 million for accounting-period timing differences, the tax estimate for cash flow purposes was $14.329 billion. The cash flow projection also incorporated significant use of cash reserves, resulting in a net cash inflow of $1.093 billion, including $730 million from the Stabilization Fund ($550 million related to fiscal 2003 and $180 million related to closing the books in fiscal
2002) and $363 million from various other funds.

     On June 30, 2002 the Commonwealth had a cash balance of $2.010 billion, including $412 million earmarked to pay issued but outstanding checks. The cash flow projection (which excludes such ear-marked amounts) shows a beginning balance for fiscal 2003 of $1.598 billion, including $1.206 billion in segregated bond funds. The cash flow projects an ending balance of $1.156 billion, including $957 million in segregated bond funds. Excluding segregated bond funds, the beginning and ending cash balances for fiscal 2003 would be $391 million and $199 million, respectively, exclusive of amounts ear-marked for unpaid checks. The projection also excludes amounts available in the Commonwealth's Stabilization Fund and certain other reserve funds totaling approximately $840 million.

     The Commonwealth maintains a commercial paper program supported by lines and a letter of credit from commercial banks. The program allows for the periodic issuance of commercial paper as either bond anticipation notes or revenue anticipation notes for operating purposes. The overall capacity of the Commonwealth's commercial paper program was increased from $600 million to $1.0 billion during fiscal 2002.

     All commercial paper of the Commonwealth issued for operating purposes in a fiscal year is required by State finance law to be paid not later than June 30 of such year.

     Net proceeds of long-term debt issuance during fiscal 2003 are projected to total $2.16 billion (not including refunding bonds). This includes some $420 million in bonds ear-marked for the Central Artery Project and $285 million in bonds ear-marked for working capital related to the MBTA. Some $1.61 billion of this amount was issued through the end of December 2002. An additional $300 million of bonds are expected to be delivered in March 2003 from the current issue. An additional bond sale of $250 million is projected for June 2003. The Commonwealth also expects to issue $135 million in bond anticipation notes during fiscal 2003 related to the Boston Convention and Exhibition Center.

     The Commonwealth's next cash flow projection will incorporate projected changes to the Commonwealth's fiscal year 2003 fiscal situation and initial projections for fiscal year 2004. The Commonwealth anticipates that its short-term cash position may be strained by the timing of certain spending reduction and revenue enhancement measures, which, although expected to mitigate the fiscal 2003 budget shortfall, may not be realized as cash to the Commonwealth until later in fiscal 2003.

     FISCAL 2004 BUDGET. On February 5, 2003 the Commonwealth announced a consensus estimate of tax revenues for fiscal 2004 of $14.678 billion, of which $684.3 million is sales tax revenue dedicated to the MBTA. The $14.678 billion figure is approximately $ 30 million greater than the Commonwealth's estimated tax revenues for fiscal 2003, an increase of less than 1%. In presenting the consensus estimate, the Commonwealth estimated a shortfall in fiscal 2004 between projected spending requests from agencies and projected revenues of up to $3 billion. On February 26, 2003, the Governor released the budget proposal for fiscal 2004, constituting a balanced budget as required by state finance law. The proposal budgeted $22.858 billion for programs and services, including $6.502 billion for Medicaid, $4.110 billion for education, $1.593 billion for debt service and $11.164 billion for all other programs and services. The proposal was based on a tax estimate of $14.800 billion, comprised of the consensus tax revenue estimate of $14.678 billion plus $166 million in additional revenues attributable to legislation closing tax loopholes and adjusting the sales tax on used motor vehicles, as well as new proposals to reduce above-market interest paid on refunds and abatements. This figure also reflects an adjustment of $44.1 million in revenues moved off-budget that are dedicated to the Convention Center Trust Fund. The tax revenue figure includes $684.3 million in sales tax revenues dedicated to the MBTA. The Governor proposed significant changes to government organization and structure in the budget, in large part to generate cost savings. The total budgeted amount is approximately $396 million, or 1.8% greater than estimated total spending in fiscal 2003. However, the proposed fiscal 2004 budget includes activities of funds that are not counted in budgeted operating funds for fiscal 2003; after adding those items to fiscal 2003 spending for comparability, the growth in fiscal 2004 is approximately $124 million, or 0.5%. The Governor's proposed budget will be subject to legislative review and modification prior to enactment.

GENERAL INFORMATION

     Massachusetts is a densely populated state with a well-educated population, comparatively high income levels, low rates of unemployment, and a relatively diversified economy. While the total population of Massachusetts has remained fairly stable in the last twenty years, significant changes have occurred in the age distribution of the population: dramatic growth in residents between the ages of 20 and 44 since 1980 is expected to lead to a population distributed more heavily in the 65 and over age group in 2015 and 2025. Massachusetts has a comparatively large percentage of its residents living in metropolitan areas. According to the 1990 census, the population density of Massachusetts is 767.6 persons per square mile, as compared to 70.3 for the United States as a whole, ranking third among the states in percentage of residents living in metropolitan areas: 96.2% of Massachusetts residents live in metropolitan areas, compared with a national average of 79.4%. The State's population is concentrated in its eastern portion. The City of Boston is the largest city in New England, with a 2000 population of 589,141.

     Since 1970, real and nominal per capital income levels have been consistently higher in Massachusetts than in the United States. After growing at an annual rate higher than that for the United States between 1982 and 1988, real income levels in Massachusetts declined between 1989 and 1991. In 1999 Massachusetts had its highest per capital income growth in 15 years, exceeding the national growth rate by 1.6%. Massachusetts had the third highest level of per capital personal income in the United States in 2001.

     The Massachusetts services sector, with 37.0% of the non-agricultural work force in November 2002, is the largest employment sector in the Massachusetts economy, followed by wholesale and retail trade (22.1%), government (13.2%) and manufacturing (12.0%). Between 1988 and 1992, total employment in Massachusetts declined 10.7%. The construction, manufacturing and trade sectors experienced the greatest decreases during this time, with more modest declines taking place in the government and finance, insurance and real estate ("FIRE") sectors. The economic recovery that began in 1993 has been accompanied by increased employment levels, and between 1994 and 1997 total employment levels in Massachusetts have increased at yearly rates greater than 2.0%. In 2001, employment levels in all but two industries increased or remained constant. The most rapid growth in 2001 came in the construction sector and the FIRE sector, which grew at rates of 5.8% and 1.9%, respectively. Total non-agricultural employment in Massachusetts grew at a rate of 0.3% in 2001.

     While the Massachusetts unemployment rate was significantly lower than the national average between 1979 and 1989, the economic recession of the early 1990s caused unemployment rates in Massachusetts to rise significantly above the national average. However, the economic recovery that began in 1993 has caused unemployment rates in Massachusetts to decline faster than the national average. As a result, since 1994 the unemployment rate in Massachusetts has been below the national average.

REVENUE

     RECENT DEVELOPMENTS. In 2002, the processing of tax year 2001 income tax returns was delayed due to workforce reductions at the Department of Revenue. While delays are possible in 2003, none are anticipated at this time due to staffing changes and other efficiency measures. The following table shows tax revenue collections for each month through January 2003 and the change from tax collections in the same month in the prior year, both in dollars and as a percentage. The table also notes the amount of tax collections in each month which are dedicated to the MBTA.


               FISCAL 2003 BUDGETED TAX COLLECTIONS (IN MILLIONS)

                Tax       Change from    Percentage    MBTA       Collection,
MONTH       COLLECTIONS   YEAR PRIOR(1)  CHANGE        PORTION    NET OF MBTA


July        $1,012.7      $(13.4)        (1.3)%        $57.5      $  955.2
August       1,063.8       (49.3)        (4.4)          54.0       1,009.8
September    1,558.2        33.9          2.2           59.6(2)    1,498.6
October        933.3       (36.1)        (3.7)          55.1         878.2
November     1,014.9       (28.4)        (2.7)          48.7         966.2
December     1,394.4        65.4          4.9           67.3(2)    1,327.1
January      1,486.3       (93.7)        (5.9)          65.8       1,420.5
February       839.8        37.7          4.7           43.2         796.6
              -----         ----         ------         ----         -----

Total       $9,303.3(3)   $(83.8)        (0.9)%        $638.2     $8,852.2
            ===========   =======        =======       ======      ========

-------------
SOURCE:  Executive Office for Administration and Finance.

(1)  Net of sales tax revenues dedicated to the MBTA.
(2) Includes adjustments of $8.1 million on the account of the first quarter and $13.4 million on the account of the second quarter to increase revenues to the MBTA base amount for first quarter of fiscal 2003.
(3) Includes approximately $134 million in revenues from the tax amnesty program.

     In order to fund its programs and services, the Commonwealth collects a variety of taxes and receives revenues from other non-tax sources, including the Federal government and various fees, fines, court revenues, assessments, reimbursements, interest earnings and transfers from its non-budgeted funds. In fiscal 2001 on a generally accepted accounting principles basis, approximately 68.0% of the Commonwealth's annual budgeted revenues were derived from state taxes. In addition, the Federal government provided approximately 21.9% of such revenues, with the remaining 10.1% provided from departmental revenues and transfers from non-budgeted funds.

     TAXES. The major components of state taxes are the income tax, which is projected to account for approximately 56% of total tax revenues in fiscal year 2002, the sales and use tax, which is projected to account for approximately 25%, and the corporations and other business and excise taxes (including taxes on insurance, financial institutions and public utility corporations), which are projected to account for approximately 8%. Other tax and excise sources are projected to account for the remaining 11% of total fiscal 2002 tax revenues.

     INCOME TAX. The Commonwealth assesses personal income taxes at flat rates, according to classes of income after specified deductions and exemptions. A rate of 5.3% is applied to most types of income, effective January 1, 2002, and is scheduled to be reduced to 5.0% on January 1, 2003 and thereafter. The tax rate on gains from the sale of capital assets held for one year or less and from the sale of collectibles is 12%, and the tax rates on gains from the sale of capital assets owned more than one year range from 5% to 1%. Beginning in tax year 2001, gains from capital assets held for more than six years are not subject to tax. Interest on obligations of the United States and of the Commonwealth and its political subdivisions is exempt from taxation.

     SALES AND USE TAX. The Commonwealth imposes a 5% sales tax on retail sales of certain tangible properties (including retail sales of meals) transacted in the Commonwealth and a corresponding 5% use tax on the storage, use or other consumption of like tangible properties brought into the Commonwealth. However, food, clothing, prescribed medicine, materials and produce used in food production, machinery, materials, tools and fuel used in certain industries, and property subject to other excises (except for cigarettes) are exempt from sales taxation. The sales and use tax is also applied to sales of electricity, gas and steam for certain nonresidential use and to nonresidential and most residential use of telecommunications services.

     Beginning July 1, 2000, pursuant to "forward funding" legislation contained in the fiscal 2000 budget, a portion of the Commonwealth's receipts from the sales tax, generally the amount raised by a 1% sales tax with an inflation-adjusted floor, is dedicated to the MBTA under a trust fund mechanism that does not permit future legislatures to divert the funds. In fiscal 2002, the amount of such sales tax receipts is estimated to be $664 million.

     BUSINESS CORPORATIONS TAX. Business corporations doing business in the Commonwealth, other than banks, trust companies, insurance companies, railroads, public utilities and safe deposit companies, are subject to an excise that has a property measure and an income measure. The value of Commonwealth tangible property (not taxed locally) or net worth allocated to the Commonwealth is taxed at $2.60 per $1,000 of value. The net income allocated to the Commonwealth, which is based on net income for Federal taxes, is taxed at 9.5%. The minimum tax is $456. Both rates and the minimum tax include a 14% surtax.

     BANK TAX. Commercial and savings banks are subject to an excise tax of 12.54%. A 1995 tax cut, which was fully implemented in fiscal 2000, is estimated to have an annualized value of approximately $30 million, taking into account an $18 million annualized gain resulting from the effect of provisions in the 1995 legislation that applied the tax to out-of-state banks and other financial institutions not previously taxed.

     INSURANCE TAXES. Life insurance companies are subject to a 2% tax on gross premiums; domestic companies also pay a 14% tax on net investment income. Property and casualty insurance companies are subject to a 2% tax on gross premiums, plus a 14% surcharge for an effective tax rate of 2.28%; domestic companies also pay a 1% tax on gross investment income. A 1998 reduction in several of these taxes is estimated to impact the fiscal 1999 cost of these changes of $5 million, and the estimated fully phased-in aggregate annual value of these tax reductions is $39 million.

     OTHER TAXES. Other tax revenues are derived by the Commonwealth from motor fuels excise taxes, cigarette and alcoholic beverage excise taxes, estate and deed excises and other tax sources. A portion of the Commonwealth's motor fuels excise tax receipts, estimated to be approximately $190.6 million in fiscal 2002, is pledged to pay the debt service on certain special obligation bonds of the Commonwealth. Certain taxes related to tourism and conventions, including a 2.75% convention center financing fee imposed on hotel room occupancy in four Commonwealth cities, are pledged to support special obligation bonds to be issued to finance certain convention centers.

     FEDERAL AND OTHER NON-TAX REVENUES. Federal revenue is collected through reimbursements for the Federal share of entitlement programs such as Medicaid and, beginning in Federal fiscal 1997, through block grants for programs such as Transitional Assistance to Needy Families ("TANF"). The amount of Federal revenue to be received is determined by state expenditures for these programs. The Commonwealth receives reimbursement for approximately 50% of its spending for Medicaid programs. Block grant funding for TANF is received quarterly and is contingent upon a maintenance of effort spending level determined annually by the Federal government.

     Departmental and other non-tax revenues are derived from licenses, tuition, registrations and fees, and reimbursements and assessments for services. A revenue maximization pilot project has yielded additional net Federal reimbursement and other non-tax revenues of approximately $214.4 million in the aggregate during fiscal 1997 to fiscal 2001, inclusive.

     For the budgeted operating funds, interfund transfers include transfers of profits from the State Lottery and Arts Lottery Funds and reimbursements for the budgeted costs of the State Lottery Commission, which accounted for $770.2 million, $848.4 million, $870.0 million, $902.1 million and $931.6 million in fiscal 1997 through 2001, respectively, and which are expected to account for $778.1 million in fiscal 2002.

     In 1994, voters approved an increase in the portion of gasoline tax revenue credited to the Highway Fund, one of the Commonwealth's three major budgeted funds, prohibition of the transfer of money from the Highway Fund to other funds for non-highway purposes and exclusion of the Highway Fund balance from the computation of the "consolidated net surplus" for purposes of state finance laws. The initiative petition also provided that no more than 15% of gasoline tax revenues could be used for mass transportation purposes, such as expenditures related to the MBTA. On four occasions, the Legislature has postponed the effective date of the provision that would exclude the Highway Fund balance from the computation of the "consolidated net surplus."

     TOBACCO SETTLEMENT. On November 23, 1998, the Commonwealth joined with other states in a master settlement agreement that resolved the Commonwealth's and the other states' litigation against the cigarette industry. Under the agreement, cigarette companies have agreed to make both annual payments (in perpetuity) and five initial payments (for the calendar years 1999 to 2003, inclusive) to the settling states. Each payment amount is subject to applicable adjustments, reductions and offsets, including upward adjustments for inflation and downward adjustments for decreased domestic cigarette sales volume. The Commonwealth's allocable share of the base amounts payable under the master settlement agreement is approximately 4.04%. The Commonwealth has estimated its allocable share of the base amounts under the agreement over the next 25 years to be approximately $7.6 billion, without regard to any potential adjustments, reductions or offsets.

     The Commonwealth was also awarded $414 million from a separate Strategic Contribution Fund established under the master settlement agreement to reward certain states' particular contributions to the national tobacco litigation effort. This additional amount is payable in equal annual installments during the years 2008 through 2017. The amounts that might be payable, if any, by the Commonwealth for legal costs in relation to the tobacco litigation cannot be determined at this time. The outside attorneys for the Commonwealth were awarded approximately $775 million in fees to be paid over time by the tobacco companies. The outside attorneys have filed a breach of contract claim regarding the fee agreement.

     During fiscal 2000, the Legislature enacted two related laws to provide for disposition of the tobacco settlement payments. The legislation created a permanent trust fund (the Health Care Security Trust) into which the Commonwealth's tobacco settlement payments (other than payments for attorneys' fees) are to be deposited. The legislation contemplated that a portion of the monies in the trust fund would be available for appropriation by the Legislature to supplement existing levels of funding for health-related services and programs, and the remainder of the monies in the trust fund would be held as a reserve fund and would not be appropriated. For fiscal 2000 through 2004, the amounts to be available for such purposes were stipulated to be $91.2 million, $94 million, $96 million, $99 million and $100 million, respectively, adjusted for the discounted amounts received by the Commonwealth in comparison to the master settlement agreement. The GAA for fiscal 2002 changed this formula to 50% of amounts received in the settlement for fiscal 2002, 2003 and 2004. Beginning with fiscal 2005, 30% of the annual payments (not including any Strategic Contribution Fund payments) and 30% of the earnings on the balance in the trust fund are to be available for such purposes. The Commonwealth estimates that approximately $266.7 million of the settlement will be paid into the Health Care Security Trust in fiscal 2002, of which approximately $133.4 million will be made available for spending through the Tobacco Settlement Fund. The Administration also plans to spend in fiscal 2002 approximately $15.1 million from the Tobacco Settlement Fund that was retained from prior years. On March 14, 2002, the Acting Governor proposed spending 100% of the 2003 annual tobacco settlement payment in fiscal 2003.

EXPENDITURES

     COMMONWEALTH FINANCIAL SUPPORT FOR LOCAL GOVERNMENTS. The Commonwealth makes substantial payments to its cities, towns and regional school districts ("Local Aid") to mitigate the impact of local property tax limits on local programs and services. In fiscal 2002, approximately 22.8% of the Commonwealth's projected spending is estimated to be allocated to direct Local Aid. Local Aid payments take the form of both direct and indirect assistance. Direct Local Aid consists of general revenue sharing funds and specific program funds sent directly to local governments and regional school districts, excluding certain pension funds and nonappropriated funds.

     As a result of comprehensive education reform legislation enacted in June 1993, a large portion of general revenue sharing funds are earmarked for public education and are distributed through a formula designed to provide more aid to the Commonwealth's poorer communities. All of the budgets in fiscal 1994 through fiscal 2002 have fully funded the requirements imposed by this legislation.

     Another component of general revenue sharing, the Lottery and Additional Assistance programs, provides unrestricted funds for municipal use. There are also several specific programs funded through direct Local Aid, such as highway construction, school building construction and police education incentives.

     In addition to direct Local Aid, the Commonwealth has provided substantial indirect aid to local governments, including, for example, payments for MBTA assistance and debt service, pensions for teachers, housing subsidies and the costs of court and district attorneys that formerly had been paid by the counties. Beginning July 1, 2000, Commonwealth support for the MBTA took the form of dedicated tax revenues.

     PROPERTY TAX LIMITS. In November 1980, voters in the Commonwealth approved a statewide tax limitation initiative petition, commonly known as Proposition 2 1/2, to constrain levels of property taxation and to limit the charges and fees imposed on cities and towns by certain governmental entities, including county governments. Between fiscal 1981 and fiscal 2001, the aggregate property tax levy grew from $3.346 billion to $7.520 billion, representing an increase of approximately 124.7%. By contrast, according to the Federal Bureau of Labor Statistics, the consumer price index for all urban consumers in Boston grew during the same period by approximately 108.5%

     Many communities have responded to the limitation imposed by Proposition 2 1/2 through statutorily permitted overrides and exclusions. In fiscal 2001, 36 communities had successful override referenda which added an aggregate of approximately $20.5 million to their levy limits. In fiscal 2001, the impact of successful override referenda going back as far as fiscal 1993 was to raise the levy limits of 134 communities by approximately $97.4 million.

     MEDICAID. The Medicaid program provides health care to low-income children and families, low income adults, the disabled and the elderly. The program, which is administered by the Division of Medical Assistance, receives 50% in Federal reimbursement on most Medicaid expenditures. Beginning in fiscal 1999, payments for some children's benefits are 65% federally reimbursable under the Federal Children's Health Insurance Program for states. Federal reimbursement is also available in the event that a state opts, with Federal approval, to expand eligibility to include additional groups. In recent years, the Commonwealth has expanded its Medicaid program to provide comprehensive health and long-term care services for many families, children and elderly and disabled persons whose incomes otherwise would exceed eligibility criteria for Federal public assistance.

     Over a quarter of the Commonwealth's budget is slated for health care programs. In fiscal 2001, Medicaid accounted for more than half of the Commonwealth's appropriations for health care. It was the largest item in the Commonwealth's budget other than direct Local Aid and has been one of the fastest growing budget items. During fiscal 1997, 1998, 1999, 2000 and 2001, Medicaid expenditures were $3.456 billion, $3.666 billion, $3.856 billion, $4.270 billion and $4.642 billion, respectively. The average annual growth rate of Medicaid expenditures from fiscal 1997 to fiscal 2001 was 8.1%. However, during the period from 1997-2001, as a result of expansion in eligibility criteria and increasing enrollment, the number of members enrolled in Medicare grew 39%, from 687,000 to 955,000. Expenditures increased by 9.5% from fiscal 2000 to fiscal 2001. The Executive Office for Administration and Finance projects fiscal 2002 expenditures to be $5.259 billion, an increase of 13.3% over fiscal 2001. In recent years, Medicaid expenditures have consistently exceeded initial appropriation amounts. In fiscal 2001, $300 million was provided through supplemental appropriations to the Medicaid programs.

     During the first six months of fiscal 2002, as the economy entered a recession Medicaid enrollment growth was higher compared to fiscal 2001 enrollment growth during the same period. The number of Medicaid members increased by 3.1% during the first six months of fiscal 2002, compared to a 1.7% increase in members during the same period in fiscal 2001. Continued economic recession is expected to lead to accelerated Medicaid enrollment in fiscal 2002 and 2003. Pharmacy assistance to seniors, a program begun in fiscal 1998, grew in fiscal 2001 by 88.6% from fiscal 2000. Pharmacy assistance constituted less than 1% of Medicaid spending in fiscal 2001.

     Several factors are influencing the increasing costs of health care, including patient volume shifts, pharmacy prices and utilization, wage pressure and technological advances. In fiscal 2001, the Commonwealth spent over $170 million in rate increases to providers and supplemental financial assistance to distressed health care providers. Medicaid expenditures for nursing home care increased from $1.337 billion in fiscal 2000 to approximately $1.391 billion in fiscal 2001, and currently amount for 29% of the Medicaid budget. In fiscal 2001, over 35,000 elderly and disabled citizens were cared for in nursing homes each month paid by Medicaid, at an annual cost per beneficiary of approximately $40,200. Medicaid patients account for over 70% of all nursing home patients in the Commonwealth.

     OTHER HEALTH AND HUMAN SERVICES. Other health and human services spending for fiscal 2001 included expenditures for the Department of Mental Retardation ($953.2 million), Department of Mental Health ($610.3 million), Department of Social Services ($649.4 million), Department of Public Health ($497.4 million) and other human service programs ($694.7 million).

     SENIOR PHARMACY PROGRAM. The comprehensive senior pharmacy program, now administered at the Executive Office of Elder Affairs and called "Prescription Advantage," began in April 2001. Prescription Advantage is expected to cost approximately $80 million in fiscal 2002 and $100 million in fiscal 2003.

     PUBLIC ASSISTANCE. The Commonwealth administers four major programs of income assistance for its poorest residents: Transitional Aid to Families with Dependent Children, Emergency Assistance, Emergency Aid to the Elderly, Disabled and Children, and the state supplement to Federal Supplemental Security Income.

     COMMONWEALTH PENSION OBLIGATIONS. The Commonwealth is responsible for the payment of pension benefits for Commonwealth employees (members of the state employees' retirement system) and for teachers of the cities, towns and regional school districts throughout the state (including members of the teachers' retirement system and teachers in the Boston public schools, who are members of the State-Boston retirement system but whose pensions are also the responsibility of the Commonwealth). Employees of certain independent authorities and agencies, such as the Massachusetts Water Resources Authority, and of counties, cities and towns (other than teachers) are covered by 104 separate retirement systems. The Commonwealth assumed responsibility, beginning in fiscal 1982, for payment of cost of living adjustments for the 104 local retirement systems, in accordance with the provisions of Proposition 2 1/2. However, in 1997 legislation was enacted removing from the Commonwealth the cost of future cost-of-living adjustments for these local retirement systems and providing that local retirement systems fund future cost-of-living adjustments. Pension benefits for state employees are administered by the State Board of Retirement, and pension benefits for teachers are administered by the Teachers' Retirement Board. Investment of the assets of the state employees' and teachers' retirement systems is managed by the Pension Reserves Investment Management Board. In the case of all other retirement systems, the retirement board for the system administers pension benefits and manages investment of assets. The members of these state and local retirement systems do not participate in the Federal Social Security System.

     An actual valuation of the total pension obligation dated January 1, 2002, was released on September 24, 2002. The unfunded actuarial accrued liability as of that date for the total obligation was approximately $7.369 billion, including unfunded actuarial accrued liabilities of $959 million for the State Employee's Retirement System, $4.908 billion for the State Teachers' Retirement System, $772 million for Boston Teachers and $730 million for cost-of-living increases. The valuation study estimated the total actuarial accrued liabilities as of January 1, 2002 to be approximately $39.067 billion (comprised of $15.961 billion for state employees, $20.620 billion for state teachers, $1.756 billion for Boston teachers and $730 million for cost-of-living increases). Total assets were valued at approximately $31.699 billion, which reflected the five-year average valuation method and equaled 110.4% of market value. On April 15, 2002, the Acting Governor and legislative leaders agreed to a new schedule that incorporated the January 1, 2002 actuarial valuation and would extend amortization of the unfunded pension liability from June 20, 2018 to June 30, 2023.

     HIGHER EDUCATION. The Commonwealth's system of higher education includes the five-campus University of Massachusetts, nine state colleges and 15 community colleges. The system is coordinated by the state Board of Higher Education, and each institution is governed by a separate board of trustees. The operating revenues of each institution consist primarily of state appropriations and of student and other fees that may be imposed by the board of trustees of the institution. Tuition levels are set by the Board of Higher Education, and tuition revenue is required to be remitted to the State Treasurer by each institution. The board of trustees of each institution submits operating and capital budget requests annually to the Board of Higher Education. The Legislature appropriates funds for the higher education system in the Commonwealth's annual operating budget in various line items for each institution.

     OTHER PROGRAM EXPENDITURES. The remaining $4.660 billion in estimated expenditures on other programs and services for fiscal 2002 covers a wide variety of functions of state government, including expenditures for the Judiciary ($590 million), District Attorneys ($79.8 million) and the Attorney General ($35.7 million) and for the Executive Offices for Administration and Finance ($580.2 million), Environmental Affairs ($227.7 million), Transportation and Construction ($108.0 million), Public Safety ($877.8 million), Elder Affairs ($175.8 million), the Department of Housing and Community Development ($118.2 million), and Group Insurance ($704.5 million).

CAPITAL SPENDING

     Since fiscal 1992 the Executive Office for Administration and Finance has maintained a five-year capital spending plan, including an annual administrative limit on the amount of capital spending to be financed by bonds issued by the state. In fiscal 1992 the annual limit was set at approximately $825 million. During fiscal 1998 the limit was raised to approximately $1.0 billion and to $1.2 billion for fiscal 2002. Actual bond-financed capital expenditures during fiscal 1997, 1998, 1999, 2000 and 2001 were approximately $955 billion, $1.0 billion, $1.0 billion, $999 million and $1.0 billion, respectively. Capital spending for fiscal 2002 through fiscal 2006 to be financed from general obligation bonds issued by the state is forecast at $6 billion, which is significantly below legislatively authorized capital spending levels. The five-year capital plan contemplates that the estimated level of Commonwealth capital spending will leverage approximately $2.287 billion in Federal highway funding.

     CENTRAL ARTERY/TED WILLIAMS TUNNEL PROJECT. The largest single component of the Commonwealth's capital program currently is the Central Artery/Ted Williams Tunnel Project (the "CA/T Project"), a major construction project that is part of the completion of the Federal interstate highway system. The project involves the depression of a portion of Interstate 93 in downtown Boston (the Central Artery), which is now an elevated highway, and the construction of a new tunnel under Boston harbor (the Ted Williams Tunnel) to link the Boston terminus of the Massachusetts turnpike (Interstate 90) to Logan International Airport and points north. The total cost of the CA/T Project is budgeted at $14.625 billion. As of December 31, 2002, construction was 86.8% completed. The scheduled date for substantial completion is May 2005.

     On October 23, 2002, Fitch downgraded the Massachusetts Turnpike Authority's Metropolitan Highway System revenue bonds. The senior bonds went from a rating of A to BBB+, and the subordinate bonds went from a rating of A-to BBB. The rating outlook on these bonds is stable. On January 23, 2003, Moody's also downgraded the Massachusetts Turnpike Authority's Metropolitan Highway System revenue bonds. The senior bonds were downgraded from A2 to A3, and the subordinate bonds were downgraded from A3 to Baa1. These ratings downgrades did not affect the Massachusetts Turnpike Authority's Western Turnpike revenue bonds, which are separate from the Metropolitan Highway System. Both Fitch and Moody's affirmed their ratings and stable outlook on the Western Turnpike revenue bonds.

     GENERAL AUTHORITY TO BORROW. Under its constitution, the Commonwealth may borrow money (a) for defense or in anticipation of receipts from taxes or other sources, any such loan to be paid out of the revenue of the year in which the loan is made, or (b) by a two-thirds vote of the members of each house of the Legislature present and voting thereon. The constitution further provides that borrowed money shall not be expended for any other purpose than that for which it was borrowed or for the reduction or discharge of the principal of the loan. In addition, the Commonwealth may give, loan or pledge its credit by a two-thirds vote of the members of each house of the Legislature present and voting thereon, but such credit may not in any manner be given or loaned to or in aid of any individual, or of any private association, or of any corporation which is privately owned or managed.

      GENERAL OBLIGATION DEBT. The Commonwealth issues general obligation bonds and notes pursuant to Commonwealth law. General obligation bonds and notes issued thereunder are deemed to be general obligations of the Commonwealth to which its full faith and credit are pledged for the payment of principal and interest when due, unless specifically provided otherwise on the face of such bond or note.

     NOTES. The Commonwealth is authorized to issue short-term general obligation debt as revenue anticipation notes or bond anticipation notes. Revenue anticipation notes may be issued by the Treasurer in any fiscal year in anticipation of the receipts for that year and must be repaid no later than the close of the fiscal year in which they are issued. Bond anticipation notes may be issued by the Treasurer in anticipation of the issuance of bonds, including special obligation convention center bonds. The Commonwealth currently has liquidity support for a $1.0 billion commercial paper program for general obligation notes, through a $200 million letter of credit which expires on December 28, 2003, and four $200 million credit lines, available through September 2002, September 2004, December 2004 and March 2005, respectively.

     SYNTHETIC FIXED RATE BONDS. In connection with the issuance of certain general obligation bonds that were issued as variable rate bonds, the Commonwealth has entered into interest rate exchange (or "swap") agreements with certain counterparties pursuant to which the counterparties are obligated to pay the Commonwealth an amount equal to the variable rate payment on the related bonds and the Commonwealth is obligated to pay the counterparties a stipulated fixed rate. Only the net difference in interest payments is actually exchanged with the counterparty, and the Commonwealth is responsible for making the interest payments to the variable rate bondholders. The effect of the agreements is to fix the Commonwealth's interest payment obligations with respect to the variable rate bonds. The Commonwealth will be exposed to a variable rate if the counterparties default or if the swap agreements are terminated. Termination of a swap agreement may also result in the Commonwealth's making or receiving a termination payment. As of March 1, 2002, the amount of such variable rate bonds outstanding was $1.267 billion.

SPECIAL OBLIGATION DEBT.

     HIGHWAY FUND. The Commonwealth is authorized to issue special obligation bonds secured by all or a portion of revenues accounted to the Highway Fund. Revenues which are currently accounted to the Highway Fund are primarily derived from taxes and fees relating to the operation or use of motor vehicles in the Commonwealth, including the motor fuels excise tax. As of March 1, 2002, the Commonwealth had outstanding $542.2 million of such special obligation bonds, including $5.1 million of such bonds secured by a pledge of 2(cent) of the 21(cent) motor fuels excise tax and $537.1 million secured by a pledge of an additional 4.86(cent) of the motor fuels excise tax and certain other moneys. After June 1, 2002, all outstanding special obligation highway bonds will be secured by a pledge of 6.86(cent) of such excise tax.

     BOSTON CONVENTION AND EXHIBITION CENTER FUND. The Commonwealth is authorized to issue $676.9 million of special obligation bonds for the purposes of a new convention center in Boston ($609.4 million), the Springfield Civic Center ($48.5 million) and the Worcester convention center ($19 million). The bonds are to be payable from moneys credited to the Boston Convention and Exhibition Center Fund created by legislation, which include the receipts from a 2.75% convention center financing fee added to the existing hotel tax in Boston, Cambridge, Springfield and Worcester, sales tax receipts from establishments near the proposed Boston facility, a surcharge on car rentals in Boston, a parking surcharge at all three facilities, the entire hotel tax collected at hotels located near the new Boston facility, and all sales tax and hotel tax receipts at new hotels in Boston and Cambridge. To date, no such bonds have been issued. However, $350 million of general obligation bond anticipation notes have been issued.

LITIGATION

     There are pending in state and Federal courts within the Commonwealth and in the Supreme Court of the United States various suits in which the Commonwealth is a party. In the opinion of the Attorney General, no litigation is pending or, to his knowledge, threatened which is likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition.

     COMMONWEALTH PROGRAMS AND SERVICES. From time to time actions are brought against the Commonwealth by the recipients of governmental services, particularly recipients of human services benefits, seeking expanded levels of services and benefits and by the providers of such services challenging the Commonwealth's reimbursement rates and methodologies. To the extent that such actions result in judgments requiring the Commonwealth to provide expanded services or benefits or pay increased rates, additional operating and capital expenditures might be needed to implement such judgments. In June 1993, in HANCOCK V. COMMISSIONER OF EDUCATION, the Supreme Judicial Court ruled that the Massachusetts Constitution imposes an enforceable duty on the Commonwealth to provide public education for all children in the Commonwealth and that the Commonwealth was not at that time fulfilling this constitutional duty. Comprehensive education reform legislation was approved by the Legislature and the Governor later in June 1993. Plaintiffs filed a motion for further relief in which they argue that the Commonwealth has not complied with its obligations and sought declaratory and injunctive relief. Defendants filed an opposition motion on January 31, 2000 arguing that the Commonwealth had met its obligations by taking appropriate steps within a reasonable time to implement education reform. The pleadings have been amended to add and drop parties. Discovery has commenced.

     ROLLAND V. ROMNEY (FORMERLY SWIFT). This case is a class action brought by a group of adults with mental retardation or other developmental disabilities residing in Massachusetts nursing homes to compel the Commonwealth to provide certain services to nursing home residents with mental retardation. In January 2000, the District Court approved a settlement agreement among the parties providing that the Commonwealth would offer certain benefits to the affected class until 2007. In March 2001, the District Court found the Commonwealth to be in noncompliance with the settlement agreement and lifted the agreement's stay of litigation. In May 2002, the District Court held that the Commonwealth was in violation of Federal law as well as the agreement by its failure to provide specialized services to residents who required them. On January 28, 2003, the Court of Appeals for the First Circuit affirmed the decision of the District Court.

     In RAMOS V. MCINTIRE plaintiffs allege that the Department of Transitional Assistance violated state and Federal law, including the Americans with Disabilities Act, by failing to accommodate welfare recipients with learning disabilities in its Employment Services Program. The court has denied, without prejudice, plaintiffs' motions for class certification and injunctive relief. If the case remains limited to the two existing plaintiffs, potential liability will likely be under $50,000. However, if the Court at some point allows a motion for class certification potential liability could increase to $33.5 million. The Court denied a renewed motion for class certification.

     The Division of Medical Assistance (the "DMA") is also engaged in several related lawsuits in which numerous hospitals seek injunctive and declaratory relief from the DMA's implementation of its prepayment review program and its postpayment review program. The hospitals also seek damages consisting of the value of all claims for payment previously denied by the DMA under these two review programs, where the basis for the denial was the DMA's determination that the claims were not medically necessary. The remaining claims for declaratory and injunctive relief could prevent the DMA from continuing to implement the prepayment and postpayment review programs under its current regulations. Since continued implementation of these programs would save the DMA between $6 million and $11 million annually, the DMA's expenditures would increase by that amount if it is barred from implementing these programs.

     ATLANTICARE MEDICAL CENTER V. COMMISSIONER OF THE DIVISION OF MEDICAL ASSISTANCE involves the issuance of overpayment notices when the DMA has paid provider clams and then identifies the presence of third party insurance. The DMA recoups the payments and requires the providers to bill the third party insurer. In this case, eight hospitals challenged the DMA's authority to require the hospitals to bill the insurers and instead wanted the DMA to obtain the payment directly from the insurer. The Superior Court ruled that the DMA's regulations violated Federal law. The DMA appealed. An adverse decision in the Appeals Court could cost the DMA approximately $20 million each year in lost recoveries due to Medicare prohibitions on the DMA billing providers and which, in any event, would be difficult for the DMA to pursue without the detailed information providers have about each case.

     In MASSACHUSETTS AMBULANCE ASSOCIATION, INC. V. DIVISION OF MEDICAL ASSISTANCE plaintiff private ambulance companies allege that Medicaid's rates of reimbursement for ambulance services are unlawfully insufficient. The complaint includes a confiscation claim for the period covering March 1, 1998 through the present. The case has been settled on the following terms. Defendants have agreed to increase prospectively the rates paid to ambulance services under the Medicaid program. The rates will increase by approximately $15-18 million per year, with half of the amount of the increase to be reimbursed by the Federal government. The settlement does not provide relief for prior years.

     BOULET V. CELLUCCI is a class action asserting that the Commonwealth has an obligation under the Medicaid Home and Community Based Services Waiver Program to provide group residencies for adult mentally retarded individuals. The court approved a settlement agreement entered into by the parties that provides for additional annual funding of $22 million in 2002, $18 million in 2003, $15 million in 2004, $15 million in 2005 and $15 million in 2006.

     MASSACHUSETTS EXTENDED CARE FEDERATION ET AL. V. DIVISION OF HEALTH CARE FINANCE AND POLICY AND DIVISION OF MEDICAL ASSISTANCE, ET AL. A nursing home trade association along with eight individual nursing facilities have sued the DMA and the Division of Health Care Finance and Policy seeking to preliminarily and permanently enjoin the existing Medicaid payment rates established for nursing facilities by the Division of Health Care Finance and Policy and to implement higher rates. Plaintiffs challenge several components of the nursing facility rate-setting regulation, including but not limited to the cost adjustment factor, the occupancy standard, standard payments for nursing, the Administrative & General allowance and the total payment adjustment. On February 11, 2002, a hearing on plaintiffs' motion for a preliminary injunction was held in Suffolk Superior Court. Following the hearing, the Court issued an order denying said motion, finding that plaintiffs failed to show a risk of imminent, irreparable harm. The staff at the Division of Health Care Finance and Policy estimates that if the plaintiffs are successful on all claims, the Commonwealth's liability could exceed $300 million annually, but that such an outcome is unlikely on the merits of the claims. On July 30, 2002, the parties filed with the Court a Stipulation of Dismissal, without prejudice.

     HANCOCK V. DRISCOLL (FORMERLY MCDUFFY V. ROBERTSON). On June 27, 2002, the court transferred the case for discovery and trial. A judge of the Superior Court has established a schedule for the case pursuant to which it will be tried. The amount of expenditures ultimately sought by the plaintiffs or required of the Commonwealth is uncertain but could be many hundreds of millions of dollars

      ROSIE D. V. GOVERNOR. Plaintiffs asserted claims under provisions of the Federal Medicaid law. Specifically, plaintiffs assert that the Commonwealth is required to, yet does not, provide them with intensive home-based mental health services. The Governor's motion to dismiss based on sovereign immunity was denied. An appeal from that ruling was argued before the First Circuit Court of Appeals on September 11, 2002. On November 7, 2002, the First Circuit Court of Appeals affirmed the United States District Court's denial of the Governor's motion. Plaintiffs have not quantified the cost of the services they seek, but it could amount to more than $20 million.

     HINGHAM HEALTHCARE V. DIVISION OF HEALTH CARE FINANCE AND POLICY. This case challenges the capital component (approximately 11%) of the overall rate paid to nursing facilities by Medicaid. Should plaintiffs be successful, potential liability would range from $10-20 million per year in increased rates. The Superior Court granted the Commonwealth's motion for summary judgment on July 19, 2002. Plaintiffs have filed a notice of appeal.

     LOPES V. COMMONWEALTH. This case is a class action in which the plaintiffs seek to enjoin the DMA from recovering Medicaid payments from the estates of people who died of smoking-related illnesses and to pay back such funds already recovered. The relief sought by plaintiffs would cost the Commonwealth more than $20 million. In September 2001, the Commonwealth filed a motion to dismiss the case. In February 2002, the Court allowed the Commonwealth's motion to dismiss. Plaintiffs have appealed.

     GOODRIDGE V. COMMISSIONER OF PUBLIC HEALTH. In this case, seven same-sex couples claim a statutory or constitutional right to marry and receive marriage-related benefits. Depending on the scope of the trial court's decision, a decision in the plaintiffs' favor could cost the Commonwealth an indeterminable amount in various forms of state tax deductions and benefits. The court granted summary judgment in favor of the Commonwealth. Plaintiffs have appealed and the Supreme Judicial Court will hear their appeal in March, 2003.

     ENVIRONMENTAL MATTERS. The Commonwealth is engaged in various lawsuits concerning environmental and related laws, including an action brought by the U.S. Environmental Protection Agency alleging violations of the Clean Water Act and seeking to reduce the pollution in Boston Harbor. Under the Clean Water Act, the Commonwealth may be liable for any cost of complying with any judgment in these or any other Clean Water Act cases to the extent the Massachusetts Water Resources Authority or a municipality is prevented by state law from raising revenues necessary to comply with such a judgment.

     Wellesley College is seeking contribution from the Commonwealth for costs related to environmental contamination on the Wellesley College campus and adjacent areas, including Lake Waban. Such costs may reach $35 million. On September 5, 2001, the court entered judgment incorporating a partial settlement between the parties, under which the College will fund a clean up of hazardous materials at the campus and the northern shoreline of Lake Waban expected to cost approximately $30 million. Subject to legislative appropriation, the Commonwealth will reimburse the College up to a maximum of $1.4 million once the Department of Environmental Protection determines that the clean up has been properly performed. The clean up of the remainder of Lake Waban, downstream areas and groundwater is not addressed under the current clean up plan, as the Department has not yet selected a remedy for these areas. Once a remedy is determined and costs are known, negotiations may be reopened with the College. The Commonwealth and the College have reserved their rights against each other regarding liability for the future clean up costs.

TAXES AND REVENUES.

     In GENERAL MILLS, INC. V. COMMISSIONER OF REVENUE, the taxpayer challenges a corporate excise tax, including the proper treatment of the sale of two of its subsidiaries. The total exposure to the Commonwealth, including taxes, interest and penalties, is approximately $36 million. The Appellate Tax Board issued a decision awarding an abatement of $634,077. Cross-appeals by the taxpayer and the Commissioner of Revenue followed the issuance of the Appellate Tax Board's findings of fact and report.

     SHERWIN-WILLIAMS CO. V. COMMISSIONER OF REVENUE. On October 31, 2002, the Supreme Judicial Court issued its decision reversing the ruling of the Appellate Tax Board, which had upheld a determination by the Commissioner of Revenue that certain royalties paid by Sherwin-Williams regarding transfer and licensing-back transactions between Sherwin-Williams and two wholly-owned subsidiaries were not properly deductible. Sherwin-Williams had requested an abatement in the amount of $59,445.40 in corporate excise taxes. However, the holding of the Court may apply to other corporate excise taxpayers generally. The Governor has proposed legislation to remove these deductions. The Commissioner of Revenue has filed a petition for rehearing in the Supreme Judicial Court.

     IN TENNECO, INC. V. COMMISSIONER OF REVENUE the taxpayer sought $34.3 million in excise taxes and interest. On September 6, 2000, the Appellate Tax Board issued findings of fact and a report in support of its 1998 decision in favor of the Commissioner. On October 31, 2000, the taxpayer filed a notice of appeal. On January 9, 2003 the Appeals Court affirmed the decision of the Appellate Tax Board.

     In EG&G, INC. V. COMMISSIONER OF REVENUE the taxpayer seeks $21.2 million in excise taxes and interest. Trial is scheduled before the Appellate Tax Board in June 2002.

     There are several other tax cases pending which could result in significant refunds if taxpayers prevail. It is the policy of the Attorney General and the Commissioner of Revenue to defend such actions vigorously on behalf of the Commonwealth, and there is no implication that the Commissioner has conceded any liability whatsoever. Approximately $80 million in taxes and interest in the aggregate are at issue in several other cases pending before the Appellate Tax Board or on appeal to the Appeals Court or the Supreme Judicial Court.

EMINENT DOMAIN.

     SPAULDING REHABILITATION HOSPITAL CORPORATION V. MASSACHUSETTS HIGHWAY DEPARTMENT and, SPAULDING REHABILITATION HOSPITAL CORP. V. COMMONWEALTH. In a settlement agreement approved by the Superior Court effective January 29, 2003, the parties settled both actions. The Commonwealth agreed to pay an additional $16 million to plaintiff. The plaintiff agreed to dismiss its appeal.

     In BOSTON & MAINE RAILROAD V. COMMONWEALTH the plaintiff sought $29 million for a taking of land in Cambridge for the CA/T Project. The case was settled for $18.6 million.

     PERINI CORP., KIEWIT CONSTR. CORP., JAY CASHMAN, INC., D/B/A PERINI - KIEWIT - CASHMAN JOINT VENTURE V. COMMONWEALTH. In six consolidated cases and related potential litigation, plaintiffs make claims for alleged increased costs arising from differing site conditions and other causes of delay on the CA/T Project. Plaintiffs have asserted claims in excess of $150 million.

     BROWN RUDNICK V. COMMONWEALTH OF MASSACHUSETTS. This is a breach of contract action against the Commonwealth seeking damages and declaratory and injunctive relief based on the Commonwealth's alleged failure to comply with a contingent attorney's fees agreement in connection with the plaintiff law firms' representation of the Commonwealth against the tobacco industry. In an early ruling in the case, the trial court found that Brown Rudnick's arguments may ultimate inure to the benefit of all five law firms that represented the Commonwealth in the legal action against tobacco manufacturers. The effect of this ruling is to increase the potential exposure for the Commonwealth from $500 million to approximately $1.3 billion.

     SWACHMAN V. COMMONWEALTH OF MASSACHUSETTS. The Commonwealth, through its Division of Capital Asset Management, recently took by eminent domain certain property in Worcester to build a new courthouse for Worcester County. Although no case has yet been filed challenging the amount paid by the Commonwealth, it is anticipated that the owner will file an eminent domain action seeking compensation over and above the amount already paid by the Commonwealth for the land and may seek and additional $30 million in such an action.

CA/T PROJECT.

     ATTORNEY GENERAL INVESTIGATION. On March 20, 2001, the Inspector General of the Commonwealth issued a report to the State Treasurer containing the initial results of a yearlong review of the financial history of the CA/T Project from 1994 to the present. The report asserts that the private joint venture serving as the project's management consultant had provided then-Governor Weld and project officials with project cost estimates of $13.790 billion in November and December 1994, more than five years before comparable estimates were made public by project officials on February 1, 2000. On April 2, 2001, the Attorney General of the Commonwealth confirmed that he had commenced a criminal investigation into the Inspector General's allegations.

     SECURITIES AND EXCHANGE COMMISSION INVESTIGATION. On May 8, 2000, the State Treasurer's office was advised that the staff of the Securities and Exchange Commission was conducting a formal investigation in the matter of "Certain Municipal Securities/Massachusetts Central Artery," pursuant to a formal order of private investigation issued by the Commission.

OTHER MATTERS.

     DZIALO V. GREENFIELD. In this case an 11-year old boy suffered severe injuries while attending a camp program at Greenfield Community College. During a water rescue simulation, the boy's foot became caught between rocks and he was submerged for over twenty minutes, suffering catastrophic brain injuries that will likely be permanent. Plaintiffs allege civil rights and negligence claims. Plaintiff's expert witness estimates total damages at approximately $80 million, which includes compensatory damages to care for the boy for the remainder of his life. The cap on the negligence claims is $300,000 under the Massachusetts Tort Claims Act. Plaintiffs, however, are alleging civil rights violations, which are not subject to the cap.

     IN RE MASSACHUSETTS MILITARY RESERVATION (PRE-LITIGATION). The Commonwealth is engaged in preliminary discussions regarding natural resource damage at the Massachusetts Military Reservation on Cape Cod. The Commonwealth's Executive Office of Environmental Affairs is the State Natural Resources Trustee. Federal Trustees claim that the Commonwealth and others are liable for natural resource damages due to widespread contamination primarily from past military activities at the Reservation. This asserted liability also may extend to response actions and related activities necessary to remediate the site. The assessment process for natural resource damages is set forth in Federal regulations and is expected to take many month to complete. While no recent comprehensive estimate of natural resource damages and response actions is available, it is expected that the damages and response actions may cost at least tens of millions of dollars.


(PAGE)


                                   APPENDIX B

                                Rating Categories

       Description of certain ratings assigned by S&P, Moody's and Fitch:

S&P

LONG-TERM

AAA
An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong. The rating 'AA' may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within this rating category.

SHORT-TERM

SP-1
Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus sign (+) designation.

SP-2
Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

COMMERCIAL PAPER

A-1
This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2
Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1.'

MOODY'S

LONG-TERM

Aaa
Bonds rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
Bonds rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the 'Aaa' securities.

Moody's applies numerical modifiers 1, 2, and 3 to the 'Aa' generic rating classification. The modifier 1 indicates that the obligation ranks in the higher end of the rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of the rating category.

PRIME RATING SYSTEM (SHORT-TERM)

Issuers rated PRIME-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      Leading market positions in well-established industries.

      High rates of return on funds employed.

      Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated PRIME-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

MIG/VMIG--U.S. SHORT-TERM

Municipal debt issuance ratings are designated as Moody's Investment Grade
(MIG) and are divided into three levels -- MIG 1 through MIG 3.

The short-term rating assigned to the demand feature of variable rate demand obligations (VRDOs) is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG 1/VMIG1
This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2
This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

FITCH

LONG-TERM INVESTMENT GRADE

AAA
HIGHEST CREDIT QUALITY. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
VERY HIGH CREDIT QUALITY. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

SHORT-TERM

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1
HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2
GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

A plus (+) or minus (-) sign designation may be appended to the 'AA' or F1 rating to denote relative status within the rating category.



                DREYFUS MASSACHUSETTS MUNICIPAL MONEY MARKET FUND


                            PART C. OTHER INFORMATION
                           -------------------------


Item 23.    Exhibits.
-------    -----------------------------------------------------

   (a) Registrant's Agreement and Declaration of Trust and Articles of Amendment are incorporated by reference to Exhibit (b)(1) to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A, filed on May 30, 1996.

   (b) Registrant's By-Laws are incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on May 30, 2000.

   (d) Management Agreement is incorporated by reference to Exhibit (5) of Post-Effective Amendment No. 6 to the Registration Statement, filed on March 23, 1995.

   (e) Distribution Agreement is incorporated by reference to Exhibit (e) of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on May 30, 2001.

   (g)(i) Custody Agreement with The Bank of New York is incorporated by reference to Exhibit (b)(8) to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A, filed on May 30, 1996.


   (g)(ii) Amendment to Custody Agreement is incorporated by reference to Exhibit (g)(ii) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on May 29, 2002.

   (g)(iii)Foreign Custody Manager Agreement is incorporated by reference to Exhibit (g)(iii) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on May 29, 2002.


   (h) Shareholder Services Plan is incorporated by reference to Exhibit (9) of Post-Effective Amendment No. 6 to the Registration Statement, filed on March 23, 1995.

   (i) Opinion and consent of Stroock & Stroock & Lavan is incorporated by reference to Exhibit (b)(10) to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A, filed on May 30, 1996.

   (j)     Consent of Ernst & Young LLP, Independent Auditors.

   (p) Code of Ethics is incorporated by reference to Exhibit (p) to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on May 30, 2001.

Item 23.   Exhibits. - List (continued)
-------    ----------------------------

           Other Exhibits
           --------------


          (a) Powers of Attorney are incorporated by reference to Other Exhibits (a) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on May 29, 2002.


          (b) Certificate of Assistant Secretary is incorporated by reference to Other Exhibits (b) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on May 30, 2000.


Item 24. Persons Controlled by or under Common Control with Registrant.
-------    --------------------------------------------------------------

           Not Applicable

Item 25.   Indemnification
-------    ---------------

           The Statement as to the general effect of any contract, arrangements or statue under which a Board member, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any Board member, officer, affiliated person or underwriter for their own protection, is incorporated by reference to Item (b) of Part C of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on May 30, 2001.

           Reference is also made to the Distribution Agreement attached as Exhibit e of Post-Effective Amendment No. 12 to the Registration Statement on form N-1A, filed on May 30, 2001.

Item 26.     Business and Other Connections of Investment Adviser.
-------      ----------------------------------------------------

             The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser and manager for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer and distributor of other investment companies advised and administered by Dreyfus. Dreyfus Investment Advisors, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.




ITEM 26.        BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER (CONTINUED)

                OFFICERS AND DIRECTORS OF INVESTMENT ADVISER

Name and Position
WITH DREYFUS                       OTHER BUSINESSES                      POSITION HELD                 DATES

STEPHEN R. BYERS                   Lighthouse Growth Advisors LLC++      Member, Board of Managers     9/02 - Present
Director, Vice Chairman, and                                             President                     9/02 - 11/02
Chief Investment Officer
                                   Dreyfus Service Corporation++         Senior Vice President         3/00 - Present

                                   Founders Asset Management,            Member, Board of Managers     6/02 - Present
                                   LLC****

                                   Dreyfus Investment Advisors,          Chief Investment Officer      2/02 - Present
                                   Inc. ++                               and Director

STEPHEN E. CANTER                  Mellon Financial Corporation+         Vice Chairman                 6/01 - Present
Chairman of the Board,
Chief Executive Officer and        Mellon Bank, N.A.+                    Vice Chairman                 6/01 - Present
Chief Operating Officer
                                   Mellon Growth Advisors, LLC*          Board Member                  1/02 - Present

                                   Dreyfus Investment                    Chairman of the Board         1/97 - 2/02
                                   Advisors, Inc.++                      Director                      5/95 - 2/02
                                                                         President                     5/95 - 2/02

                                   Newton Management Limited             Director                      2/99 - Present
                                   London, England

                                   Mellon Bond Associates, LLP+          Executive Committee           1/99 - Present
                                                                         Member

                                   Mellon Equity Associates, LLP+        Executive Committee           1/99 - Present
                                                                         Member

                                   Franklin Portfolio Associates,        Director                      2/99 - Present
                                   LLC*

                                   Franklin Portfolio Holdings, Inc.*    Director                      2/99 - Present

                                   The Boston Company Asset              Director                      2/99 - Present
                                   Management, LLC*

                                   TBCAM Holdings, Inc.*                 Director                      2/99 - Present

                                   Mellon Capital Management             Director                      1/99 - Present
                                   Corporation***

                                   Founders Asset Management             Member, Board of              12/97 - Present
                                   LLC****                               Managers

                                   The Dreyfus Trust Company+++          Director                      6/95 - Present
                                                                         Chairman                      1/99 - Present
                                                                         President                     1/99 - Present
                                                                         Chief Executive Officer       1/99 - Present

J. CHARLES CARDONA                 Dreyfus Investment Advisors,          Chairman of the Board         2/02 - Present
Director and Vice Chairman         Inc.++

                                   Boston Safe Advisors, Inc.++          Director                      10/01 - Present

                                   Dreyfus Service Corporation++         Executive Vice President      2/97 - Present
                                                                         Director                      8/00 - Present

STEVEN G. ELLIOTT                  Mellon Financial Corporation+         Director                      1/01 - Present
Director                                                                 Senior Vice Chairman          1/99 - Present
                                                                         Chief Financial Officer       1/90 - Present

                                   Mellon Bank, N.A.+                    Director                      1/01 - Present
                                                                         Senior Vice Chairman          3/98 - Present
                                                                         Chief Financial Officer       1/90 - Present

                                   Mellon EFT Services Corporation       Director                      10/98 - Present
                                   Mellon Bank Center, 8th Floor
                                   1735 Market Street
                                   Philadelphia, PA 19103

                                   Mellon Financial Services             Director                      1/96 - Present
                                   Corporation #1                        Vice President                1/96 - Present
                                   Mellon Bank Center, 8th Floor
                                   1735 Market Street
                                   Philadelphia, PA 19103

                                   Boston Group Holdings, Inc.*          Vice President                5/93 - Present

                                   APT Holdings Corporation              Treasurer                     12/87 - Present
                                   Pike Creek Operations Center
                                   4500 New Linden Hill Road
                                   Wilmington, DE 19808

                                   Allomon Corporation                   Director                      12/87 - Present
                                   Two Mellon Bank Center
                                   Pittsburgh, PA 15259

                                   Mellon Financial Company+             Principal Exec. Officer       1/88 - Present
                                                                         Chief Executive Officer       8/87 - Present
                                                                         Director                      8/87 - Present
                                                                         President                     8/87 - Present

                                   Mellon Overseas Investments           Director                      4/88 - Present
                                   Corporation+

                                   Mellon Financial Services             Treasurer                     12/87 - Present
                                   Corporation # 5+

                                   Mellon Financial Markets, Inc.+       Director                      1/99 - Present

                                   Mellon Financial Services             Director                      1/99 - Present
                                   Corporation #17

                                   Mellon Mortgage Company               Director                      1/99 - Present
                                   Houston, TX

                                   Mellon Ventures, Inc. +               Director                      1/99 - Present

LAWRENCE S. KASH                   The Dreyfus Trust Company+++          Director                      12/94 - Present
Vice Chairman

                                   Mellon Bank, N.A.+                    Executive Vice President      6/92 - Present

                                   Boston Group Holdings, Inc.*          Director                      5/93 - Present
                                                                         President                     5/93 - Present

DAVID F. LAMERE                    Mellon Financial Corporation +        Vice Chairman                 9/01 - Present
Director
                                   Wellington-Medford II Properties,     President and Director        2/99 - Present
                                   Inc.
                                   Medford, MA

                                   TBC Securities Co., Inc.              President and Director        2/99 - Present
                                   Medford, MA

                                   The Boston Company, Inc. *            Chairman & CEO                1/99 - Present

                                   Boston Safe Deposit and Trust         Chairman & CEO                1/99 - Present
                                   Company*

                                   Mellon Private Trust Co., N.A.        Chairman                      4/97 - 8/00
                                   2875 Northeast 191st Street,          Director                      4/97 - 8/00
                                   North Miami, FL 33180

                                   Newton Management Limited             Director                      10/98 - Present
                                   London, England

                                   Laurel Capital Advisors, LLP+         Executive Committee Member    8/98 - Present

                                   Mellon Bank, N.A. +                   Vice Chairman                 8/01 - Present
                                                                         Exec. Management Group
                                                                         Exec. Vice President          8/01 - Present
                                                                                                       2/99 - 9/01
                                   Mellon Trust of New York National     Chairman                      4/98 - 8/00
                                   Association
                                   1301 Avenue of the Americas
                                   New York, NY 10017

                                   Mellon Trust of California            Chairman                      2/96 - 8/00
                                   Los Angles, CA

                                   Mellon United National Bank           Chairman                      2/95 - Present
                                   2875 Northeast 191st Street,          Director                      11/98 - Present
                                   North Miami, FL 33180

                                   Mellon Asset Holding's, Inc. +        President                     3/99 - Present
                                                                         Director                      6/99 - Present

                                   Mellon Global Investing Corp. +       President                     1/00 - Present

MARTIN G. MCGUINN                  Mellon Financial Corporation+         Chairman                      1/99 - Present
Director                                                                 Chief Executive Officer       1/99 - Present
                                                                         Director                      1/98 - Present

                                   Mellon Bank, N. A. +                  Chairman                      3/98 - Present
                                                                         Chief Executive Officer       3/98 - Present
                                                                         Director                      1/98 - Present

                                   Mellon Leasing Corporation+           Vice Chairman                 12/96 - Present

MICHAEL G. MILLARD                 Lighthouse Growth Advisors LLC++      Member, Board of Managers     9/02 - Present
Director and President                                                   Vice President                9/02 - 11/02

                                   Dreyfus Service Corporation++         Chairman of the Board         4/02 - Present
                                                                         Chief Executive Officer       4/02 - Present
                                                                         Director                      8/00 - Present
                                                                         Executive Vice President      8/00 - 5/02
                                                                         Senior Vice President         3/00 - 8/00
                                                                         Executive Vice President -    5/98 - 3/00
                                                                         Dreyfus Investment Division

                                   Dreyfus Service Organization, Inc.    Director                      4/02 - Present

                                   Dreyfus Insurance Agency of           Director                      4/02 - Present
                                   Massachusetts Inc. ++

                                   Founders Asset Management             Member, Board of Managers     5/01 - Present
                                   LLC****
                                   Boston Safe Advisors, Inc. ++         Director                      10/01 - Present

RONALD P. O'HANLEY                 Mellon Financial Corporation+         Vice Chairman                 6/01 - Present
Vice Chairman
and Director                       Mellon Bank, N.A. +                   Vice Chairman                 6/01 - Present

                                   Mellon Growth Advisors, LLC*          Board Member                  1/02 - Present

                                   Standish-Mellon Asset Management      Board Member                  7/01 - Present
                                   Holdings, LLC
                                   One Financial Center
                                   Boston, MA 02211

                                   Standish-Mellon Asset Management      Board Member                  7/01 - Present
                                   Company, LLC
                                   One Financial Center
                                   Boston, MA 02211

                                   Franklin Portfolio Holdings, Inc.*    Director                      3/97 - Present

                                   Franklin Portfolio Associates,        Director                      3/97 - Present
                                   LLC*


                                   Pareto Partners (NY)                  Partner Representative        2/00 - Present
                                   505 Park Avenue
                                   NY, NY 10022

                                   Boston Safe Deposit and Trust         Executive Committee           1/99 - 1/01
                                   Company* Member
                                                                         Director                      1/99 - 1/01

                                   The Boston Company, Inc.*             Executive Committee           1/99 - 1/01
                                                                         Member                        1/99 - 1/01
                                                                         Director

                                   Buck Consultants, Inc.++              Director                      7/97 - Present

                                   Newton Management Limited             Executive Committee           10/98 - Present
                                   London, England Member
                                                                         Director                      10/98 - Present

                                   Mellon Global Investments Japan Ltd.  Non-Resident Director         11/98 - Present
                                   Tokyo, Japan

                                   TBCAM Holdings, Inc.*                 Director                      10/97 - Present

                                   The Boston Company Asset              Director                      1/98 - Present
                                   Management, LLC*

                                   Boston Safe Advisors, Inc. ++         Chairman                      6/97 - 10/01
                                                                         Director                      2/97 - 10/01

                                   Pareto Partners                       Partner Representative        5/97 - Present
                                   271 Regent Street
                                   London, England W1R 8PP

                                   Mellon Capital Management             Director                      2/97 -Present
                                   Corporation***

                                   Certus Asset Advisors Corp.**         Director                      2/97 - Present

                                   Mellon Bond Associates, LLP+          Trustee                       1/98 - Present
                                                                         Chairman                      1/98 - Present

                                   Mellon Equity Associates, LLP+        Trustee                       2/97 - Present
                                                                         Chairman                      2/97 - Present

                                   Mellon Global Investing Corp. *       Director                      5/97 - Present
                                                                         Chairman                      5/97 - Present
                                                                         Chief Executive Officer       5/97 - Present

                                   Laurel Capital Advisors+              Trustee                       3/97 - 10/01

J. DAVID OFFICER                   Dreyfus Service Corporation++         President                     3/00 - Present
Vice Chairman                                                            Executive Vice President      5/98 - 3/00
and Director                                                             Director                      3/99 - Present

                                   MBSC, LLC++                           Manager, Board of Managers    4/02 - Present
                                                                         and President

                                   Boston Safe Advisors, Inc.++          Director                      10/01 - Present

                                   Dreyfus Transfer, Inc.++             Chairman and Director         2/02 - Present

                                   Dreyfus Service Organization,         Director                      3/99 - Present
                                   Inc.++

                                   Dreyfus Insurance Agency of           Director                      5/98 - Present
                                   Massachusetts, Inc.*

                                   Dreyfus Brokerage Services, Inc.      Chairman                      3/99 - 1/02
                                   6500 Wilshire Boulevard, 8th Floor,
                                   Los Angeles, CA 90048

                                   Seven Six Seven Agency, Inc.++        Director                      10/98 - Present

                                   Mellon Residential Funding Corp. +    Director                      4/97 - Present

                                   Mellon Trust of Florida, N.A.         Director                      8/97 - Present
                                   2875 Northeast 191st Street
                                   North Miami Beach, FL 33180

                                   Mellon Bank, N.A.+                    Executive Vice President      7/96 - Present

                                   The Boston Company, Inc.*             Vice Chairman                 1/97 - Present
                                                                         Director                      7/96 - Present

                                   RECO, Inc.*                           President                     11/96 - Present
                                                                         Director                      11/96 - Present

                                   Boston Safe Deposit and Trust         Director                      7/96 - Present
                                   Company*

                                   Mellon Trust of New York              Director                      6/96 - Present
                                   1301 Avenue of the Americas
                                   New York, NY 10019

                                   Mellon Trust of California            Director                      6/96 - Present
                                   400 South Hope Street
                                   Suite 400
                                   Los Angeles, CA 90071

                                   Mellon United National Bank           Director                      3/98 - Present
                                   1399 SW 1st Ave., Suite 400
                                   Miami, Florida

                                   Boston Group Holdings, Inc.*          Director                      12/97 - Present

                                   Dreyfus Financial Services Corp. +    Director                      9/96 - 4/02

                                   Dreyfus Investment Services           Director                      4/96 - Present
                                   Corporation+

RICHARD W. SABO                    Founders Asset Management             President                     12/98 - Present
Director                           LLC****                               Chief Executive Officer       12/98 - Present

DIANE P. DURNIN                    Seven Six Seven Agency, Inc. ++       Director                      4/02 - Present
Executive Vice President

MARK N. JACOBS                     Dreyfus Investment                    Director                      4/97 - Present
General Counsel,                   Advisors, Inc.++
Executive Vice President, and
Secretary                          The Dreyfus Trust Company+++          Director                      3/96 - Present

                                   The TruePenny Corporation++           President                     10/98 - Present
                                                                         Director                      3/96 - Present

PATRICE M. KOZLOWSKI               None
Senior Vice President -
Corporate
Communications

WILLIAM H. MARESCA                 Lighthouse Growth Advisors LLC++      Member, Board of Managers     9/02 - Present
Controller                                                               Vice President and            9/02 - Present
                                                                         Treasurer

                                                                         Chief Financial Officer
                                   The Dreyfus Trust Company+++          Treasurer                     3/99 - Present
                                                                         Director                      9/98 - Present
                                                                                                       3/97 - Present

                                   MBSC, LLC++                           Chief Financial Officer and   4/02 - Present
                                                                         Manager, Board of Managers
                                   Boston Safe Advisors, Inc. ++         Chief Financial Officer and   10/01 - Present
                                                                         Director

                                   Dreyfus Service Corporation++         Chief Financial Officer       12/98 - Present
                                                                         Director                      8/00 - Present

                                   Dreyfus Consumer Credit               Treasurer                     10/98 - Present
                                   Corporation ++

                                   Dreyfus Investment Advisors, Inc. ++  Treasurer                     10/98 - Present

                                   Dreyfus-Lincoln, Inc.                 Vice President                10/98 - Present
                                   c/o Mellon Corporation                Director                      2/02 - Present
                                   Two Greenville Center
                                   4001 Kennett Pike
                                   Suite 218
                                   Greenville, DE 19807

                                   The TruePenny Corporation++           Vice President                10/98 - Present
                                                                         Director                      2/02 - Present

                                   The Trotwood Corporation++            Vice President                10/98 - 7/99

                                   Trotwood Hunters Corporation++        Vice President                10/98 - 7/99

                                   Trotwood Hunters Site A Corp. ++      Vice President                10/98 - 7/99

                                   Dreyfus Transfer, Inc. ++             Chief Financial Officer       5/98 - Present

                                   Dreyfus Service                       Treasurer                     3/99 - Present
                                   Organization, Inc.++

                                   Dreyfus Insurance Agency of           Assistant Treasurer           5/98 - Present
                                   Massachusetts, Inc.*

MARY BETH LEIBIG                   None
Vice President -
Human Resources

ANGELA E. PRICE                    None
Vice President

THEODORE A. SCHACHAR               Lighthouse Growth Advisors LLC++      Assistant Treasurer           9/02 - Present
Vice President - Tax
                                   Dreyfus Service Corporation++         Vice President -Tax           10/96 - Present

                                   MBSC, LLC++                           Vice President -Tax           4/02 - Present

                                   The Dreyfus Consumer Credit           Chairman                      6/99 - Present
                                   Corporation ++                        President                     6/99 - Present

                                   Dreyfus Investment Advisors,          Vice President - Tax          10/96 - Present
                                   Inc.++

                                   Dreyfus Service Organization,         Vice President - Tax          10/96 - Present
                                   Inc.++
WENDY STRUTT                       None
Vice President

RAYMOND J. VAN COTT                Mellon Financial Corporation+         Vice President                7/98 - Present
Vice President -
Information Systems

JAMES BITETTO                      The TruePenny Corporation++           Secretary                     9/98 - Present
Assistant Secretary
                                   Dreyfus Service Corporation++         Assistant Secretary           8/98 - Present

                                   Dreyfus Investment                    Assistant Secretary           7/98 - Present
                                   Advisors, Inc.++

                                   Dreyfus Service                       Assistant Secretary           7/98 - Present
                                   Organization, Inc.++

                                   The Dreyfus Consumer Credit           Vice President and Director   2/02 - Present
                                   Corporation++

STEVEN F. NEWMAN                   Dreyfus Transfer, Inc. ++             Vice President                2/97 - Present
Assistant Secretary                                                      Director                      2/97 - Present
                                                                         Secretary                     2/97 - Present

                                   Dreyfus Service                       Secretary                     7/98 - Present
                                   Organization, Inc.++

*        The address of the business so indicated is One Boston Place, Boston, Massachusetts, 02108.
**       The address of the business so indicated is One Bush Street, Suite 450, San Francisco, California 94104.
***      The address of the business so indicated is 595 Market Street, Suite 3000, San Francisco, California 94105.
****     The address of the business so indicated is 2930 East Third Avenue, Denver, Colorado 80206.
+        The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
++       The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
+++      The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.



Item 27.    Principal Underwriters
________    ______________________

      (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

1)   CitizensSelect Funds
2)   Dreyfus A Bonds Plus, Inc.
3)   Dreyfus Appreciation Fund, Inc.
4)   Dreyfus Balanced Fund, Inc.
5)   Dreyfus BASIC Money Market Fund, Inc.
6)   Dreyfus BASIC U.S. Mortgage Securities Fund
7)   Dreyfus BASIC U.S. Government Money Market Fund
8)   Dreyfus Bond Funds, Inc.
9)   Dreyfus California Intermediate Municipal Bond Fund
10)  Dreyfus California Tax Exempt Bond Fund, Inc.
11)  Dreyfus California Tax Exempt Money Market Fund
12)  Dreyfus Cash Management
13)  Dreyfus Cash Management Plus, Inc.
14)  Dreyfus Connecticut Intermediate Municipal Bond Fund
15)  Dreyfus Connecticut Municipal Money Market Fund, Inc.
16)  Dreyfus Fixed Income Securities
17)  Dreyfus Florida Intermediate Municipal Bond Fund
18)  Dreyfus Florida Municipal Money Market Fund
19)  Dreyfus Founders Funds, Inc.
20)  The Dreyfus Fund Incorporated
21)  Dreyfus GNMA Fund, Inc.
22)  Dreyfus Government Cash Management Funds
23)  Dreyfus Growth and Income Fund, Inc.
24)  Dreyfus Growth and Value Funds, Inc.
25)  Dreyfus Growth Opportunity Fund, Inc.
26)  Dreyfus Index Funds, Inc.
27)  Dreyfus Institutional Cash Advantage Funds
28)  Dreyfus Institutional Money Market Fund
29)  Dreyfus Institutional Preferred Money Market Funds
30)  Dreyfus Insured Municipal Bond Fund, Inc.
31)  Dreyfus Intermediate Municipal Bond Fund, Inc.
32)  Dreyfus International Funds, Inc.
33)  Dreyfus Investment Grade Bond Funds, Inc.
34)  Dreyfus Investment Portfolios
35)  The Dreyfus/Laurel Funds, Inc.
36)  The Dreyfus/Laurel Funds Trust
37)  The Dreyfus/Laurel Tax-Free Municipal Funds
38)  Dreyfus LifeTime Portfolios, Inc.
39)  Dreyfus Liquid Assets, Inc.
40)  Dreyfus Massachusetts Intermediate Municipal Bond Fund
41)  Dreyfus Massachusetts Tax Exempt Bond Fund
42)  Dreyfus Midcap Index Fund, Inc.
43)  Dreyfus Money Market Instruments, Inc.
44)  Dreyfus Municipal Bond Fund, Inc.
45)  Dreyfus Municipal Cash Management Plus
46)  Dreyfus Municipal Funds, Inc.
47)  Dreyfus Municipal Money Market Fund, Inc.
48)  Dreyfus New Jersey Intermediate Municipal Bond Fund
49)  Dreyfus New Jersey Municipal Money Market Fund, Inc.
50)  Dreyfus New York Municipal Cash Management
51)  Dreyfus New York Tax Exempt Bond Fund, Inc.
52)  Dreyfus New York Tax Exempt Intermediate Bond Fund
53)  Dreyfus New York Tax Exempt Money Market Fund
54)  Dreyfus U.S. Treasury Intermediate Term Fund
55)  Dreyfus U.S. Treasury Long Term Fund
56)  Dreyfus 100% U.S. Treasury Money Market Fund
57)  Dreyfus Pennsylvania Intermediate Municipal Bond Fund
58)  Dreyfus Pennsylvania Municipal Money Market Fund
59)  Dreyfus Premier California Municipal Bond Fund
60)  Dreyfus Premier Equity Funds, Inc.
61)  Dreyfus Premier Fixed Income Funds
62)  Dreyfus Premier International Funds, Inc.
63)  Dreyfus Premier GNMA Fund
64)  Dreyfus Premier Municipal Bond Fund
65)  Dreyfus Premier New Jersey Municipal Bond Fund, Inc.
66)  Dreyfus Premier New Leaders Fund, Inc.
67)  Dreyfus Premier New York Municipal Bond Fund
68)  Dreyfus Premier Opportunity Funds
69)  Dreyfus Premier State Municipal Bond Fund
70)  Dreyfus Premier Stock Funds
71)  The Dreyfus Premier Third Century Fund, Inc.
72)  Dreyfus Premier Value Equity Funds
73)  Dreyfus Premier Worldwide Growth Fund, Inc.
74)  Dreyfus Short-Intermediate Government Fund
75)  Dreyfus Short-Intermediate Municipal Bond Fund
76)  The Dreyfus Socially Responsible Growth Fund, Inc.
77)  Dreyfus Stock Index Fund, Inc.
78)  Dreyfus Tax Exempt Cash Management
79)  Dreyfus Treasury Cash Management
80)  Dreyfus Treasury Prime Cash Management
81)  Dreyfus Variable Investment Fund
82)  Dreyfus Worldwide Dollar Money Market Fund, Inc.
83)  General California Municipal Bond Fund, Inc.
84)  General California Municipal Money Market Fund
85)  General Government Securities Money Market Funds, Inc.
86)  General Money Market Fund, Inc.
87)  General Municipal Bond Fund, Inc.
88)  General Municipal Money Market Funds, Inc.
89)  General New York Municipal Bond Fund, Inc.
90)  General New York Municipal Money Market Fund
91)  Mellon Funds Trust



((b)

                                                                                                 None Positions
Name and principal                                                                               and Offices with
Business address                      Positions and offices with the Distributor                 Registrant
----------------                      ------------------------------------------                 ----------

Michael G. Millard *                  Chief Executive Officer and Chairman of the Board          None
J. David Officer *                    President and Director                                     None
J. Charles Cardona *                  Executive Vice President and Director                      None
Anthony DeVivio **                    Executive Vice President and Director                      None
James Neiland*                        Executive Vice President and Director                      None
Irene Papadoulis **                   Executive Vice President and Director                      None
Prasanna Dhore *                      Executive Vice President                                   None
Noreen Ross *                         Executive Vice President                                   None
Matthew R. Schiffman *                Executive Vice President and Director                      None
William H. Maresca *                  Chief Financial Officer and Director                       None
Ken Bradle **                         Senior Vice President                                      None
Stephen R. Byers *                    Senior Vice President                                      Executive Vice
                                                                                                 President
Lawrence S. Kash *                    Senior Vice President                                      None
Walter Kress *                        Senior Vice President                                      None
Matthew Perrone **                    Senior Vice President                                      None
Bradley J. Skapyak *                  Senior Vice President                                      None
Bret Young *                          Senior Vice President                                      None
Jane Knight *                         Chief Legal Officer and Secretary                          None
Stephen Storen *                      Chief Compliance Officer                                   None
Maria Georgopoulos *                  Vice President - Facilities Management                     None
William Germenis *                    Vice President                                             Anti-Money
                                                                                                 Laundering
                                                                                                 Compliance Officer
Tracy Hopkins *                       Vice President                                             None
Mary Merkle *                         Vice President - Compliance                                None
Paul Molloy *                         Vice President                                             None
James Muir *                          Vice President - Compliance                                None
Anthony Nunez *                       Vice President - Finance                                   None
Gary Pierce *                         Vice President - Finance                                   None
Theodore A. Schachar *                Vice President - Tax                                       None
William Schalda *                     Vice President                                             None
John Shea *                           Vice President - Finance                                   None
Susan Verbil *                        Vice President - Finance                                   None
William Verity *                      Vice President - Finance                                   None
James Windels *                       Vice President                                             Treasurer
James Bitetto *                       Assistant Secretary                                        None
Ronald Jamison *                      Assistant Secretary                                        None
Carlene Kim *                         Assistant Secretary                                        None


*    Principal business address is 200 Park Avenue, New York, NY 10166.
**   Principal  business  address  is 144 Glenn  Curtiss  Blvd.,  Uniondale,  NY
     11556-0144.



Item 28.       Location of Accounts and Records
-------        --------------------------------

               1.     The Bank of New York
                      100 Church Street
                      New York, New York 10286

               2.     Dreyfus Transfer, Inc.
                      200 Park Avenue
                      New York, New York 10166

               3.     The Dreyfus Corporation
                      200 Park Avenue
                      New York, New York 10166

Item 29.       Management Services
-------        -------------------

               Not Applicable

Item 30.       Undertakings
-------        ------------

               None


                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 19th day of May, 2003.


                Dreyfus Massachusetts Municipal Money Market Fund

                    BY:   /s/ Stephen E. Canter*
                    ____________________________
                    Stephen E. Canter, PRESIDENT

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

        Signatures                       Title                           Date
__________________________        _______________________________      ________


/s/Stephen E. Canter*             President                            5/19/02
______________________________    (Principal Executive Officer)
Stephen E. Canter

/s/James Windels*                 Treasurer                            5/19/02
______________________________    (Principal Financial and
James Windels                     Accounting Officer)

/s/David W. Burke*                Board Member                         5/19/02
_____________________________
David W. Burke

/s/Samuel Chase*                  Board Member                         5/19/02
______________________________
Samuel Chase

/s/Gordon J. Davis*               Board Member                         5/19/02
_____________________________
Gordon J. Davis

/s/Joseph S. DiMartino*           Board Member                         5/19/02
_____________________________
Joseph S. DiMartino

/s/Joni Evans*                    Board Member                         5/19/02
_____________________________
Joni Evans

/s/Arnold Hiatt*                  Board Member                         5/19/02
_____________________________
Arnold Hiatt

/s/Burton N. Wallack*             Board Member                         5/19/02
_____________________________
Burton N. Wallack




*BY:      /s/ John B. Hammalian

          John B. Hammalian,
          Attorney-in-Fact





                               INDEX OF EXHIBITS



Exhibit No.



23(j)                     Consent of Ernst & Young LLP